                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to section 240.14a-11(c) or section
      240.14a-12
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           Maxicare Health Plans, Inc.
                (Name of Registrant as Specified in its Charter)

                                      BOWNE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),14a-6(j)(2) or
      Investment Company Act Rule 20a-1(c).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      __________________________________________________________________________


      2)   Aggregate number of securities to which transaction applies:

      __________________________________________________________________________


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

      __________________________________________________________________________

      4)   Proposed maximum aggregate value of transaction:

      __________________________________________________________________________


      5)   Total fee paid:

      __________________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

      1)   Amount Previously Paid:

      __________________________________________________________________________


      2)   Form, Schedule or Registration Statement No.:

      __________________________________________________________________________


      3)   Filing Party:

      __________________________________________________________________________


      4)   Date Filed:

      __________________________________________________________________________

                          MAXICARE HEALTH PLANS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ON JULY 26, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Maxicare Health Plans, Inc. (the "Company") will be held at the Sunset Room in the Transamerica Center Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on July 26, 1996, at 8:00 a.m. (Pacific Time) for the following purposes:

     1. To elect three directors to the Board of Directors who will serve until the Company's 1999 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

     2. To approve the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan;

     3. To approve the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan; and

     4. To transact such other business as may be properly brought before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on June 21, 1996 will be entitled to notice of and to vote at said meeting or any adjournments thereof. A list of such stockholders shall be open to the examination of any stockholder at the meeting and for a period of ten days prior to the date of the meeting at the office of Maxicare Health Plans, Inc., 1149 South Broadway Street, Los Angeles, California, 90015.

     The Board of Directors urges each stockholder to read carefully the enclosed proxy statement which is incorporated herein by reference.

                                          By Order of the Board of Directors,

                                               Alan D. Bloom
                                                 Secretary

1149 South Broadway Street
Los Angeles, California 90015
Dated: June 28, 1996

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE 1996 ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL BE REVOCABLE ANY TIME PRIOR TO ITS EXERCISE EITHER IN WRITING OR BY VOTING YOUR SHARES PERSONALLY AT THE 1996 ANNUAL MEETING.

                          MAXICARE HEALTH PLANS, INC.
                           1149 SOUTH BROADWAY STREET
                         LOS ANGELES, CALIFORNIA 90015

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 26, 1996

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") and management of Maxicare Health Plans, Inc., a Delaware corporation (the "Company"), of proxies to be used at the Annual Meeting of Stockholders to be held at the Sunset Room in the Transamerica Center Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on July 26, 1996 at 8:00 a.m. (Pacific Time) and at any adjournments thereof. A form of the proxy is enclosed for use at the meeting. Stockholders are being asked to vote upon the election of three directors to the Board, the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan, the approval of the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan, and to transact such other business as may properly come before the meeting.

     If no instructions are given on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the directors nominated by the Board, FOR the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan, FOR the approval of the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan, and as recommended by the Board with regard to all other matters or if no such recommendation is given, in the discretion of the proxy holder. Proxies marked "withhold" will be counted towards the quorum requirement but will not be voted FOR the election of the Board's director nominees.

     A proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by submitting, prior to the time of the meeting, a properly executed proxy bearing a later date. Stockholders having executed and returned a proxy, who attend the meeting and desire to vote in person, are requested to so notify the Secretary of the Company prior to the time of the meeting.

     The mailing address of the Company is 1149 South Broadway Street, Los Angeles, California, 90015. The approximate date on which this Proxy Statement and form of proxy are being mailed to the stockholders is June 28, 1996.

                              GENERAL INFORMATION

OUTSTANDING SHARES AND VOTING RIGHTS

     There were 17,539,318 shares of common stock of the Company ("Common Stock") outstanding as of June 21, 1996, the Record Date for the stockholders entitled to vote at the Annual Meeting. Each stockholder of record at the close of business on June 21, 1996 is entitled to one vote for each share of Common Stock then held on each matter to come before the meeting, or any adjournments thereof.

     A majority of the votes eligible to be cast at the Annual Meeting by holders of Common Stock, or 8,769,660 votes, represented in person or by proxy at the Annual Meeting is required for a quorum. A plurality of the votes cast at the Annual Meeting by holders of shares of Common Stock entitled to vote, and present, in person or by proxy at the Annual Meeting is required for the election of each nominee as a director. Votes that are withheld from any nominee will be excluded from the vote and will have no effect. An affirmative vote of a majority of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan and the approval of the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan. Pursuant to applicable law, abstentions will have the same effect as a negative vote on the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan and the approval of the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan. Brokers who hold shares in street name have the authority to vote on certain "routine" matters when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on (i) the election of directors, (ii) the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan and (iii) the approval of the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan. Shares which are held in street name and not voted due to lack of discretionary authority by the record holder are not deemed to be "entitled to vote" on these matters and have no effect on the vote on these matters. The Company's Certificate of Incorporation does not provide for cumulative voting.

     Of the total shares of Common Stock outstanding as of June 21, 1996, 622,358 shares of Common Stock were held in claims reserves by the Company, as disbursing agent pursuant to the Company's Joint Plan of Reorganization dated May 14, 1990, as modified, which was confirmed by the Bankruptcy Court by order dated August 31, 1990 (the "Reorganization Plan"). The Company holds such shares (the "Unallocated Shares") as disbursing agent for the benefit of creditors under the Reorganization Plan. Of the 622,358 Unallocated Shares held as of the Record Date, 552,800 were held for the benefit of creditors of the Company's operating subsidiaries (Reorganization Plan classes 5A through 5H), 38,262 were held for bank group creditors (Reorganization Plan class 7), and 31,296 shares were held for bondholder creditors (Reorganization Plan classes 8A through 8D). As of the Record Date, no shares were being held for the benefit of Maxicare Health Plans, Inc. creditors (Reorganization Plan class 9); however, certain of the shares held for the benefit of Reorganization Plan classes 7 and 8A through 8D will be reallocated to Reorganization Plan class 9 pursuant to a formula set forth in the Reorganization Plan. The Reorganization Plan provides that until such time as any share of Common Stock reserved for a holder of an allowed claim or allowed interest under the Reorganization Plan is allocated, the disbursing agent shall deliver an irrevocable proxy to vote the Unallocated Shares to the independent directors of the Board (as such term is defined by the Reorganization Plan). Currently, the independent directors are Messrs. Brinegar, Field, Lewis and Manne and Ms. Courtright (the "Independent Directors"). The Reorganization Plan provides that the Unallocated Shares shall be voted in the following manner:

          (i) 552,800 shares which were held in the claims reserves as of the Record Date for the holders of Reorganization Plan classes 5A through 5H and Reorganization Plan class 9 allowed claims, shall (a) as to proposals made by the Company, be voted in the same manner and to the same degree as all of the allocated shares of Common Stock; and (b) as to proposals made by any person or entity other than the Company, be voted in accordance with the vote of a majority of the Independent Directors; and

          (ii) 69,558 shares which were held in the claims reserves as of the Record Date for holders of Reorganization Plan class 7 and Reorganization Plan classes 8A through 8D allowed claims, shall be voted in the same manner and to the same degree as all of the allocated shares of Common Stock.

     The only business which the Board presently believes will be voted upon at the Annual Meeting is the election of three directors, the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan, and the approval of the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan. Consequently, all Unallocated Shares will be voted in the same manner and to the same degree as the allocated shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of the outstanding shares of Common Stock owned beneficially as of June 21, 1996 by each director or nominee for director as of such date, by the Company's chief executive officer ("CEO"), by the four other most highly compensated executive officers other than the CEO, by all directors and executive officers as a group, and by each person who, to the knowledge of the Company, beneficially owned more than 5% of any class of the Company's voting stock on such date.

                                                                         AMOUNT AND NATURE OF
                                                                        BENEFICIAL OWNERSHIP(1)
                                                                        -----------------------
                                                                                      PERCENTAGE
                         NAME AND ADDRESS OF                             COMMON       OF COMMON
                           PERSON OR GROUP                              STOCK(2)      STOCK(3)
- - ----------------------------------------------------------------------  ---------     ---------
RCM Capital Management(4)(6)..........................................  1,646,500        9.4%
  Four Embarcadero Center
  San Francisco, California 94111
Heartland Advisors, Inc.(5)...........................................    938,700        5.4%
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202
RCM Capital Funds, Inc.(6)............................................    926,000        5.3%
  Four Embarcadero Center
  San Francisco, California 94111
Peter J. Ratican(7)...................................................    492,996        2.8%
  1149 South Broadway Street
  Los Angeles, California 90015
Eugene L. Froelich(7).................................................    492,778        2.8%
  1149 South Broadway Street
  Los Angeles, California 90015
Richard A. Link(8)....................................................     55,022        *
  1149 South Broadway Street
  Los Angeles, California 90015
Aivars L. Jerumanis(9)................................................     31,001        *
  1149 South Broadway Street
  Los Angeles, California 90015
Thomas W. Field, Jr.(10)(11)..........................................     20,000        *
  1149 South Broadway Street
  Los Angeles, California 90015
Claude S. Brinegar(11)(12)............................................     14,000        *
  1149 South Broadway Street
  Los Angeles, California 90015
Alan S. Manne(11)(12).................................................     10,500        *
  1149 South Broadway Street
  Los Angeles, California 90015
Florence F. Courtright(10)(11)........................................     10,000        *
  1149 South Broadway Street
  Los Angeles, California 90015
Alan D. Bloom.........................................................        362        *
  1149 South Broadway Street
  Los Angeles, California 90015
Charles E. Lewis(11)..................................................         16        *
  1149 South Broadway Street
  Los Angeles, California 90015
All Directors and Executive Officers as a Group (14 persons)(13)......  1,246,159        6.7%

- - ---------------
  *  -- less than one percent

 (1) Except as otherwise set forth herein, all information pertaining to the holdings of persons who beneficially own more than 5% of any class of the Company's voting stock (other than the Company or its executive officers and directors) is based on filings with the Securities and Exchange Commission (the "SEC") and information provided by the record holders.

 (2) In setting forth "beneficial" ownership, the rules of the SEC require that shares underlying currently exercisable options, including options which become exercisable within 60 days, held by a described person be treated as "beneficially" owned and further require that every person who has or shares the power to vote or to dispose of shares of stock be reported as a "beneficial" owner of all shares as to which any such sole or shared power exists. As a consequence, shares which are not yet outstanding are, if obtainable upon exercise of an option which is exercisable or will become exercisable within 60 days, nevertheless treated as "beneficially" owned by the designated person, and several persons may be deemed to be the "beneficial" owners of the same securities if they share the power to vote or dispose of them.

 (3) Assumes 17,539,318 shares of Common Stock outstanding, and, with respect to each listed beneficial owner, the exercise or conversion of any option or right held by each such owner exercisable or convertible within 60 days.

 (4) RCM Capital Management ("RCM Capital") is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940. RCM Limited L.P. ("RCM Limited") is the General Partner of RCM Capital. RCM Limited has beneficial ownership of these shares to the extent RCM Limited may be deemed to have beneficial ownership of securities managed by RCM Capital. RCM General Corporation ("RCM General") is the General Partner of RCM Limited. RCM General has beneficial ownership of these shares to the extent RCM General may be deemed to have beneficial ownership of securities managed by RCM Capital. These beneficial owners have sole voting power with respect to 1,501,500 shares, sole dispositive power with respect to 1,639,500 shares and shared dispositive power with respect to 7,000 shares. The above information presented in regards to the beneficial ownership of the Company's Common Stock by RCM Capital, RCM Limited and RCM General is based upon a Schedule 13G filed jointly by RCM Capital, RCM Limited and RCM General with the SEC on February 6, 1996.

 (5) Heartland Advisors, Inc. is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940. All shares are held in various investment advisory accounts of Heartland Advisors, Inc. These beneficial owners have sole voting power with respect to 929,200 shares and sole dispositive power with respect to 938,700 shares. The above information presented in regards to the beneficial ownership of the Company's Common Stock by Heartland Advisors, Inc. is based upon a Schedule 13G filed by Heartland Advisors, Inc. with the SEC on February 16, 1996.

 (6) RCM Capital Funds is a diversified open-end management investment company registered under the Investment Company Act of 1940 and is comprised of three series of stock funds. RCM Capital Funds has retained RCM Capital as the investment manager for all three series of stock funds. As investment manager, RCM Capital makes all investment decisions for each series of RCM Capital Funds, subject to the overall supervision of the Board of Directors of RCM Capital Funds. Accordingly, these shares are also included in the shares beneficially owned by RCM Capital. These beneficial owners have sole dispositive power with respect to 926,000 shares. The above information presented in regards to the beneficial ownership of the Company's Common Stock by RCM Capital Funds and RCM Capital is based upon a Schedule 13G filed by RCM Capital Funds with the SEC on February 9, 1996.

 (7) Includes 427,778 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

 (8) Includes 55,001 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

 (9) Includes 25,001 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(10) All shares are subject to options which are currently exercisable or will become exercisable within 60 days.

(11) Does not include the Unallocated Shares, held of record by the Company. These shares are held by the Company, as disbursing agent for the benefit of holders of Reorganization Plan classes 5A through 5H, 7 and 8A through 8D allowed claims and Reorganization Plan class 12 allowed interests and equity claims. The Company disclaims beneficial ownership of these shares. Under certain circumstances, the Independent Directors, currently Messrs. Brinegar, Field, Lewis and Manne and Ms. Courtright, have rights to vote the Unallocated Shares. The Independent Directors disclaim beneficial ownership of these shares. For further information on the voting of these shares, see "General Information -- Outstanding Shares and Voting Rights".

(12) Includes 10,000 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(13) Includes 1,104,694 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.
                            ------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the year ended December 31, 1995, each of its officers, directors and greater than ten percent stockholders complied with all such applicable filing requirements.

                         ITEM 1.  ELECTION OF DIRECTORS

     Under the terms of the Company's bylaws, the Board may consist of up to nine persons as established by resolution of the Board. The Board has established the number of directors at seven persons and as of the date hereof, the Board consists of: Peter J. Ratican, Claude S. Brinegar, Fiorenza (Florence)
F. Courtright, Thomas W. Field, Jr., Eugene L. Froelich, Charles E. Lewis and Alan S. Manne.

     The Company's Certificate of Incorporation provides that directors are classified into Class I, Class II or Class III and the initial terms of the directors are staggered for one, two and three years, respectively. The Certificate of Incorporation further provides that at the annual meeting following the expiration of the initial terms of the directors in each class, the class of directors elected at such meeting would stand for election for a three year term ending at the third annual meeting thereafter.

     At the Annual Meeting, the Board proposes the election of the following nominees to the Board, each to serve as a Class III director for three years until the 1999 Annual Meeting, and until his successor is elected and qualified:

CLASS III
THOMAS W. FIELD, JR.
Director since: 1992
Age: 62

     Mr. Field was appointed Chairman of the Board of ABCO Markets in December 1991. ABCO Markets is in the grocery business. He has been President of Field & Associates, a management consulting firm, since October 1989. Mr. Field also holds directorships at Campbell Soup Company, Bromar Inc., ABCO Markets Foods and Stater Bros. Market.

ALAN S. MANNE
Director since: 1994
Age: 71

     Mr. Manne is currently a professor emeritus and from 1961 to 1992 was a professor of operations research at Stanford University. He is an author or co-author of seven books and received his Ph.D. in economics from Harvard University. He is co-organizer of the International Energy Workshop.

PETER J. RATICAN
Director since: 1983
Age: 52

     Mr. Ratican was appointed Chairman of the Board, Chief Executive Officer and President of the Company in August 1988. Mr. Ratican is a member of the California Knox-Keene Health Care Services Advisory Committee, which assists the California Department of Corporations in regulating prepaid health plans and he is a certified public accountant.

     If the nominees should for any reason become unavailable to serve as a director or be withdrawn from nomination, and if the Board shall designate a substitute nominee, the shares represented by valid proxies will be voted in favor of the substitute nominee. A stockholder may, in the manner set forth on the enclosed form of proxy, instruct the named proxies not to vote that stockholder's shares for a particular nominee or nominees, as indicated.

     THE BOARD RECOMMENDS VOTES FOR THE ELECTION OF MR. FIELD, MR. MANNE AND MR. RATICAN AS DIRECTORS ON THE BOARD. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THESE NOMINEES.

     The following persons currently serve as members of the Board and each of these members will continue to serve until the Annual Meeting in the year indicated or until his successor is duly elected and qualified:

CLASS I
CHARLES E. LEWIS
Director since: 1983
Elected to serve until: 1997 Annual Meeting
Age: 67

     Dr. Lewis has been a Professor of Medicine, Public Health and Nursing at the University of California at Los Angeles, since 1970. As of July 1993, he was appointed Director of the Center for Health Promotion and Disease Prevention. He is a member of the Institute of Medicine, National Academy of Sciences and is a graduate of the Harvard Medical School and of the University of Cincinnati School of Public Health where he received a Doctorate of Science degree. Dr. Lewis is a Regent of the American College of Physicians and a member of the Board of Commissioners of the Joint Commission on Accreditation of Health Care Organizations.

CLAUDE S. BRINEGAR
Director since: 1991
Elected to serve until: 1997 Annual Meeting
Age: 69

     Claude S. Brinegar is the retired Vice Chairman of the board of directors and Chief Financial Officer of Unocal Corporation. Mr. Brinegar is a member of the board of directors of Conrail, Inc. and a visiting scholar at Stanford University.

CLASS II
FLORENCE F. COURTRIGHT
Director since: 1993
Elected to serve until: 1998 Annual Meeting
Age: 64

     Ms. Courtright has been a private investor during the last five years. She is a founding Limited Partner of Bainco International Investors, l.p. and a Trustee of Loyola Marymount University. Further, Ms. Courtright is a former co-owner of the Beverly Wilshire Hotel in Beverly Hills, California.

EUGENE L. FROELICH
Director since: 1989
Elected to serve until: 1998 Annual Meeting
Age: 54

     Mr. Froelich was appointed Chief Financial Officer, Executive Vice President -- Finance and Administration in March 1989. Mr. Froelich graduated from Adelphi University and is a certified public accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were five meetings of the Company's Board during the year ended December 31, 1995. During that year, each director attended at least 75% of the meetings of the Board and its committees that each director was entitled to attend.

     The Board has standing Audit, Compensation, Nominating and Option
Committees.

     Audit Committee. The Audit Committee meets periodically with management and the Company's independent public accountants to make inquiries regarding the manner in which the responsibilities of each are being discharged. The Audit Committee reports thereon to the Board. The Audit Committee also recommends, for the approval of the Board, the annual appointment of the Company's independent public accountants with whom the Audit Committee reviews the scope of the audit and non-audit assignments, the accounting principles being applied by the Company in financial reporting, the scope of internal auditing procedures, and the adequacy of internal controls. The current members of the Audit Committee are Messrs. Brinegar, Field, Lewis and Manne. The Audit Committee met seven times during 1995.

     Compensation Committee. The Compensation Committee reviews and makes recommendations with respect to the Company's various compensation programs. This committee administers the awarding of discretionary bonuses by the Company and also approves the remuneration of executive and other senior officers of the Company. The current members of the Compensation Committee are Messrs. Field, Brinegar and Ratican (ex-officio) and Ms. Courtright. The Compensation Committee met two times during 1995.

     Nominating Committee. The Nominating Committee recommends to the Board nominees for election to the Board at the annual meeting and to fill any Board vacancies that may occur. The current members of the Nominating Committee are Messrs. Lewis and Manne and Ms. Courtright. The Nominating Committee will consider nominees recommended by stockholders. Nominations of persons for election to the Board may be made at an annual meeting of stockholders by any stockholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (1) and (2) below and who is a stockholder of record at the time such notice is delivered to the Secretary of the Company.

          (1) For nominations to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not less than seventy (70) days nor more than ninety
     (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days or delayed by more than seventy (70) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth
     (a) as to each person who the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made; (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner; and (ii) the class and number of shares of the capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

          (2) Notwithstanding anything in the second sentence of clause 1 to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least eighty (80) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

     The Nominating Committee met one time during 1995.

     Option Committee. The Option Committee administers the 1990 Stock Option Plan and the 1995 Stock Option Plan (the "Option Plans") and authorizes the granting of options thereunder. Members of this committee must be directors who are not, during the one year prior to service as an administrator of the Option Plans, granted or awarded options pursuant to the Option Plans. Subject to the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan (the "Formula Plan"), the Option Committee may also administer the Formula Plan upon delegation by the Board (see Item 2. Approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan). The current members of the Option Committee are Messrs. Brinegar and Field. The Option Committee met one time during 1995.

DIRECTORS REMUNERATION

     During 1995, certain members of the Board received compensation for their services as directors. These outside directors who were not employees or officers of the Company (the "Outside Directors") are Claude S. Brinegar, Florence F. Courtright, Thomas W. Field, Jr., Charles E. Lewis and Alan S. Manne and they received cash payments of $30,750, $27,000, $30,750 and $30,750 respectively, during 1995. During 1996, the Outside Directors will receive compensation for their services in the amount of $27,000 per year, plus $750 per meeting. In addition, Outside Directors are entitled to be reimbursed for all of their reasonable out-of-pocket expenses incurred in connection with their services as directors of the Company.

     Outside Directors of the Company have received options to purchase shares of Common Stock which are immediately exercisable at an exercise price equal to the market price at the date of grant. Set forth below is a schedule of the outstanding options at December 31, 1995 held by each of the Outside Directors, the date of grant and the exercise price of such options:

                                                NUMBER                             EXERCISE PRICE
                    DIRECTOR                  OF OPTIONS       DATE OF GRANT         PER SHARE
    ----------------------------------------  ----------     -----------------     --------------
    Claude S. Brinegar......................    10,000       July 18, 1991             $ 9.25
                                                10,000       December 20, 1993         $ 9.63
    Florence F. Courtright..................    10,000       November 5, 1993          $10.88
    Thomas W. Field.........................    10,000       April 1, 1992             $10.50
                                                10,000       December 20, 1993         $ 9.63
    Alan S. Manne...........................    10,000       January 28, 1994          $12.63

     These options shall expire upon the first to occur of either; (i) five (5) years from the date of grant; or (ii) thirty (30) days from the date of termination of the Outside Director's directorship. In October 1995, Dr. Lewis exercised the 10,000 options granted to him on December 20, 1993.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee designs, reviews and approves the compensation program for the Company's top executive employees. The Compensation Committee for the Company's 1995 fiscal year was comprised of three outside directors and Peter J. Ratican (ex-officio), the Company's President and Chief Executive Officer (the "CEO"). The Compensation Committee coordinates with the Option Committee stock option grants pursuant to the stockholder approved option plans. The recommendations of the Compensation Committee regarding compensation are presented to the Board which makes all final approvals.

EXECUTIVE OFFICER COMPENSATION

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer and the four other most highly compensated executive officers of the Company. The disclosure requirements for these five individuals include the use of tables and a report explaining the rationale and considerations that led to fundamental executive officer compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. This report reflects the Company's compensation philosophy as endorsed by the Board and resulting actions taken by the Company for the 1995 reporting period shown in the various compensation tables supporting this report. As noted earlier in the Proxy Statement, the Compensation Committee approves the payment amounts and award levels for executive officers of the Company and its subsidiaries.

                  THE 1995 BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY REGARDING EXECUTIVE OFFICERS

     The fundamental philosophy of the Company's compensation program is to offer compensation opportunities for all employees which are based on the individual's contribution and personal performance. Consideration is also given to a person's potential for future responsibility and promotion.

     In designing and administering the individual elements of the executive compensation program, the Compensation Committee strives to balance short and long-term incentive objectives and employ prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive payments. Essentially, the executive compensation program of the Company has been designed to:

     - support a pay for performance policy that differentiates in compensation amounts based on corporate, business unit and individual performance;

     - motivate key executive officers to achieve strategic business initiatives and reward them for their achievement;

     - provide compensation opportunities which are comparable to those offered by other leading companies in the health care industry, thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and

     - align the interest of executives with the long-term interest of stockholders through award opportunities that can result in bonuses and ownership of common stock.

RELATIONSHIP OF PERFORMANCE UNDER THE COMPENSATION PROGRAM

     The compensation program supports the Company's internal culture and human resource values which are to foster career opportunities and develop the best people at all levels and to encourage and reward actions which put the interests of the Company as a whole ahead of functional specialties and individual considerations. During 1995, the compensation program for all executives, including the CEO and the four other most highly compensated executive officers other than the CEO (the "named executives"), is comprised of two elements:

     - Base salary and benefits typically offered to executives by major corporations.

     - Stock option grants to provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. These stock options are tied to the future performance of the Company's stock and will provide value to the recipient only when the price of the Company's stock increases above the option grant price.

     The Compensation Committee believes that to attract and retain quality executives emphasis should remain in 1995 on base salary rather than on performance measured compensation for the named executives, other than the CEO and Eugene L. Froelich the Company's Executive Vice President -- Finance and Administration and Chief Financial Officer (the "CFO").

     In addition to the above mentioned compensation elements, there are three elements in the Company's executive compensation program for the CEO and the
CFO:

     - Annual incentive compensation.

     - Long-term compensation.

     - Additional incentive compensation linked to maximization of shareholders' value.

                                 SALARY FACTORS

     Every employee of the Company, including the named executives, is assigned a grade level with a salary range that is designed to reflect competitive practice for the position they hold. At the end of each fiscal year, the Compensation Committee reviews and approves an annual salary plan for all executives for the upcoming year. This salary plan is developed under the ultimate direction of the CEO who informs the Compensation Committee as to the amount of proposed remuneration for the Company's executive officers (excluding the CFO). The salaries approved for 1995 reflect consideration of the CEO's, Compensation Committee's and the Board's subjective assessment of the performance of each executive over the past year, planned changes in functional responsibility and judgments as to the expected future contributions of the individual executive.

     Performance Evaluation. The Compensation Committee has taken particular note of the executives' success in effectively directing the Company's operations under the difficult competitive conditions in the markets served by the Company. In its review of the executives' performance and compensation, the Compensation Committee has also taken into account the executives' consistent commitment to the long-term success of the Company through development of new or improved products. The Compensation Committee also subjectively assessed past performance and its expectation as to future contributions in leading the Company and its businesses.

     Competitive Data. Total cash compensation for executives in 1994, other than the CEO and CFO, were set to meet or exceed the seventy-fifth percentile (75%) for the specific position held, from a private health care industry survey conducted in 1993 included in a formal report provided by an independent consulting firm. Using the 1993 analysis as a base, 1995 cash compensation was subjectively increased for executives with a goal not to exceed five percent (5%) in the aggregate.

     The salary compensation for the CEO and CFO for 1995 was in accordance with the five year employment agreements entered into in 1992 (the "Employment Agreements") and no changes or increases were made for 1995.

     The Compensation Committee considers the total compensation (earned or potentially available) of each of the executives in establishing each element of compensation. After completing their subjective assessment of the above salary factors, the Compensation Committee increased the salaries of the named executives effective January 1, 1995.

                                    BENEFITS

     In the past, the Company adopted certain broad-based employee benefit plans in which the executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. Benefits under these and other plans are not tied to Company performance.

                                 STOCK OPTIONS

     Stock options are granted to employees and directors under the 1990 and 1995 Stock Option Plans by the Option Committee which is comprised of two outside directors. These grants are made only after approval by the Compensation Committee. Stock option grants provide the right to purchase shares of Common Stock at the fair market value (the closing price) on the date of grant. Each stock option generally becomes exercisable in three annual installments following the date of grant and has a term from five to ten years. The number of shares covered by an individual's option represents the Option Committee's subjective assessment of the individual's relative value to the Company. During 1995 stock options were granted to two of the named executives. In determining the amount of options to grant, the Option Committee took into account the items discussed above under "Salary Factors", the desire to tie closely the financial interests of the named executives to those of the Company's stockholders and the total amount of options currently held by the named executive. The grants made in 1995 reflect such considerations.

                               ANNUAL INCENTIVES

     In addition to the base salary, the CEO and the CFO could earn an annual performance bonus which is based on the pre-tax earnings of the Company. For purposes of calculating the annual bonus, the goals on pre-tax earnings are set forth in the CEO's and the CFO's Employment Agreements. For the fiscal year ended December 31, 1994 the Company's pre-tax earnings were not sufficient to generate an annual bonus payment under the Employment Agreements. However, the Compensation Committee in evaluating the overall performance of the Company and the effect of certain litigation charges against pre-tax earnings for 1994, granted a discretionary bonus in the amount of $100,000 to both the CEO and CFO which was paid in February 1995. An annual bonus of $256,862 was paid in February 1996 to both the CEO and the CFO based upon the audited 1995 pre-tax earnings pursuant to the Employment Agreements.

                   OTHER LONG-TERM AND INCENTIVE COMPENSATION

     In order to further incentivize the CEO and CFO, and strengthen such executives' ongoing commitment to the Company, on February 27, 1995 the Compensation Committee awarded 65,000 shares of Restricted Stock to both executives (individually the "Executive"). The Restricted Stock is subject to complete forfeiture should the Executive to which it has been awarded be terminated prior to February 27, 1998. Upon the Executive remaining in the employ of the Company through February 27, 1998 the Restricted Stock becomes fully vested. Under certain defined circumstances involving a change of control of the Company the Restricted Stock will vest in full immediately. These Restricted Stock awards provide an additional incentive to the CEO and CFO to remain in the employ of the Company for the full three year vesting period as well as further aligning their financial interests with those of the Company's stockholders.

     The CEO's and CFO's Employment Agreements provide that in the event of a change of control of the Company, the Executive may terminate the Employment Agreement and be entitled to receive a payment based upon the Executive's average annualized compensation over the five year period through the date of the change of control. Also set forth in the Employment Agreements is a bonus on the sale of the Company or substantially all of its assets or a merger into another company. This bonus is based on the extent to which the sale price exceeds an initial value set forth in the CEO's and the CFO's Employment Agreements.

     The bonuses paid pursuant to the Company's plan of reorganization are not under the jurisdiction of the Compensation Committee.

                                   CONCLUSION

     Based on its evaluation of these factors, the Compensation Committee believes that the executive employees of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies, plans and programs the Compensation Committee and the Board designed, implemented and administered have contributed to achieving this management focus. The policies, plans and programs used in setting 1995 compensation are consistent with those used when 1994 compensation was set.

1995 COMPENSATION COMMITTEE:

                Claude S. Brinegar

                Florence F. Courtright

                Thomas W. Field, Jr.

                Peter J. Ratican (ex-officio)

SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1995, 1994 and 1993, of those persons who were, at December 31, 1995; (i) the chief executive officer; and (ii) the other four most highly compensated executive officers of the Company (collectively the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                              ANNUAL COMPENSATION            --------------------
                                      ------------------------------------    STOCK    RESTRICTED
                                                 REORGANIZATION              OPTIONS     STOCK
                                                      PLAN                   AWARDS      AWARDS        ALL OTHER
 NAME AND PRINCIPAL POSITION   YEAR    SALARY       BONUS(1)      BONUS(2)     (#)        (3)       COMPENSATION(4)
- - -----------------------------  -----  ---------  --------------   --------   -------   ----------   ---------------
Peter J. Ratican               1995   $ 425,000     $ 25,278      $356,862             $1,048,125       $ 4,500
  Chairman of the Board        1994   $ 425,000                                                         $ 5,539
  of Directors, Chief
    Executive                  1993   $ 425,000     $ 18,513                                            $ 7,075
  Officer and President
Eugene L. Froelich             1995   $ 325,000     $ 25,278      $356,862             $1,048,125       $ 4,500
  Executive Vice President --  1994   $ 325,000                                                         $ 5,539
  Finance and Administration,  1993   $ 325,000     $ 18,513                                            $ 7,075
  Chief Financial Officer and
  Director
Alan D. Bloom                  1995   $ 208,000                                                         $ 4,500
  Senior Vice President,       1994   $ 203,000                               7,500                     $ 4,697
  Secretary and General
    Counsel                    1993   $ 200,000                               7,500                     $ 6,000
Richard A. Link                1995   $ 205,000                              10,000                     $ 4,500
  Senior Vice President --     1994   $ 197,500                               5,000                     $ 4,580
  Accounting and Chief         1993   $ 195,000                               5,000                     $ 5,850
  Accounting Officer
Aivars L. Jerumanis            1995   $ 190,000                               5,000                     $ 4,500
  Senior Vice President --     1994   $ 187,000                               5,000                     $ 5,250
  Management Information       1993   $ 173,000                               5,000                     $ 4,225
  Systems and Chief
  Information Officer

- - ---------------
(1) These amounts are bonuses payable pursuant to the Reorganization Plan and were paid from funds held by the Disbursing Agent in a segregated account and were not paid out of the Company's available cash.

(2) These amounts include $256,862 paid in February 1996 pursuant to employment agreements entered into by the Company with the Named Officers. These employment agreements call for the payment of a bonus to the Named Officers based upon the Company's annual pre-tax earnings before extraordinary items. These amounts also include a $100,000 bonus paid to the Named Officers in February 1995 as determined by the Company's Board of Directors.

(3) These amounts represent the fair market value of 65,000 shares of Restricted Stock awarded to each of the Named Officers on February 27, 1995, based upon the closing market price of the Company's Common Stock on that date ($16.125). The Restricted Stock is subject to complete forfeiture should the Named Officer's employment with the Company be terminated prior to February 27, 1998. Upon the Named Officer remaining in the employ of the Company through February 27, 1998, the Restricted Stock becomes fully vested. Under certain defined circumstances involving a change in control of the Company the Restricted Stock will vest in full immediately. Based upon the closing price of the Company's Common Stock at December 31, 1995 ($26.875), the Restricted Stock awarded to each Named Officer had a fair market value of $1,746,875 at that date.

(4) These amounts include contributions made by the Company on behalf of the Named Officer under the Company's 401(k) Savings Incentive Plan.

OPTION GRANTS

     Shown below is further information on grants of stock options pursuant to the 1995 Stock Option Plan during the year ended December 31, 1995, to the Named Officers which are reflected in the Summary Compensation Table.

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                        NUMBER OF                                                              STOCK
                        SECURITIES   PERCENTAGE OF                                       PRICE APPRECIATION
                        UNDERLYING   TOTAL OPTIONS                                              FOR
                         OPTIONS      GRANTED TO     EXERCISE OR                           OPTION TERM(3)
                         GRANTED     EMPLOYEES IN     BASE PRICE        EXPIRATION      --------------------
         NAME             (1)(#)      FISCAL 1995    ($/SHARE)(2)          DATE            5%         10%
- - ----------------------  ----------   -------------   ------------   ------------------  ---------  ---------
Richard A. Link.......    10,000          4.6%          $26.50      December 19, 2005   $ 166,657  $ 422,342
Aivars L. Jerumanis...     5,000          2.3%          $26.50      December 19, 2005   $  83,329  $ 211,171

- - ---------------
(1) The options were granted as of December 19, 1995 and vest in one-third installments on the first, second and third anniversaries of the date of grant. If the grantee's employment is terminated under certain circumstances or there is a restructuring of the Company (as set forth in the option agreement) these options would become immediately exercisable.

(2) The option exercise price is subject to adjustment in the event of a stock split or dividend, recapitalization or certain other events.

(3) The actual value, if any, the Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by the Named Officer will be at or near the value estimated. This amount is net of the option exercise price.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted in fiscal 1995 and prior years under employment agreements, the 1995 Stock Option Plan and the 1990 Stock Option Plan to the Named Officers and held by them at December 31, 1995.

                                                NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                                   OPTIONS HELD AT               IN-THE-MONEY OPTIONS AT
                                                DECEMBER 31, 1995(#)              DECEMBER 31, 1995(1)
                                            -----------------------------     -----------------------------
                   NAME                     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- - ------------------------------------------  -----------     -------------     -----------     -------------
Peter J. Ratican..........................    427,778                         $ 8,479,866
Eugene L. Froelich........................    427,778                         $ 8,479,866
Alan D. Bloom.............................     17,500            7,500        $   309,038       $ 111,238
Richard A. Link...........................     65,001           14,999        $ 1,210,208       $  77,892
Aivars L. Jerumanis.......................     25,001            9,999        $   457,708       $  76,017

- - ---------------
(1) Based on the closing price on the NASDAQ-NMS on that date ($26.875), net of the option exercise price.

     Shown below is information with respect to stock options exercised by Named Officers in 1995.

                                                                   NUMBER OF                    VALUE OF
                                                             SECURITIES UNDERLYING         UNEXERCISED IN-THE
                               SHARES                         UNEXERCISED OPTIONS           MONEY OPTIONS AT
                             ACQUIRED ON       VALUE        AT DECEMBER 31, 1995(#)       DECEMBER 31, 1995($)
           NAME              EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
- - ---------------------------  -----------    -----------    -------------------------    -------------------------
Richard A. Link............     10,000       $  87,500           65,001/14,999              $1,210,208/$77,892
Aivars L. Jerumanis........     10,000       $ 123,438           25,001/ 9,999                $457,708/$76,017

EMPLOYMENT AGREEMENTS

     As of January 1, 1992, the Company entered into five-year employment agreements with Peter J. Ratican and Eugene L. Froelich ("Senior Management") which agreements were amended by amendments dated February 27, 1995 (the "Employment Agreements"). As of April 1, 1996, the Company entered into new five-year employment agreements with Peter J. Ratican and Eugene L. Froelich (the "Restated Employment Agreements"). These Restated Employment Agreements provide for annual base compensation of $500,000 for Mr. Ratican and $400,000 for Mr. Froelich, subject to increases and bonuses, as may be determined by the Board based on annual reviews. The Restated Employment Agreements provide that upon the termination of either member of Senior Management by the Company without Cause or reasons other than death or incapacity or the voluntary termination by either member of Senior Management for certain reasons as set forth in the Restated Employment Agreements, the terminated member will be entitled to receive (i) a payment equal to the balance of the terminated member's annual base salary which would have been paid over the remainder of the term of the Restated Employment Agreement; (ii) an additional one year's annual base salary; (iii) payment of any performance bonus amounts which would have otherwise been payable over the remainder of the term of the Employment Agreement; (iv) immediate vesting of all stock options; (v) the continuation of the right to participate in any profit sharing, bonus, stock option, pension, life, health and accident insurance, or other employee benefits plans including a car allowance through March 31, 2001. Cause is defined as: (i) the willful or habitual failure to perform requested duties commensurate with his employment without good cause; (ii) the willful engaging in misconduct or inaction materially injurious to the Company; or (iii) the conviction for a felony or of a crime involving moral turpitude, dishonesty or theft. In the event of a Change of Control of the Company, either member of Senior Management may elect to terminate the Restated Employment Agreement within one hundred twenty (120) days after such Change of Control in which case the electing member will be entitled to receive a payment equal to 2.99 times that member's average annualized compensation from all sources from and relating to the Company, which is includable in that member's gross income (including the value of unexercised options and termination of forfeiture restrictions on shares of Common Stock issued to that member pursuant to the terms of the Restricted Stock Agreement) for the most recent five taxable years ending with and including the calendar year in which the Change of Control occurs, together with the immediate vesting of all options to purchase shares of Common Stock not otherwise already vested pursuant to the terms of such options and all shares of Restricted Stock not otherwise already vested pursuant to the terms of the applicable Restricted Stock Agreement. Change of Control is defined as: (i) any transaction or occurrence which results in the Company ceasing to be publicly owned with at least 300 stockholders; (ii) any person or group becoming beneficial owner of more than forty percent (40%) of the combined voting power of the Company's outstanding securities; (iii) a change in the composition of the Board, as set forth in the Restated Employment Agreements; (iv) the merger or consolidation of the Company with or into any other non-affiliated entity whereby the Company's equity security holders, immediately prior to such transaction, own less than sixty percent (60%) of the equity; or (v) the sale or transfer of all or substantially all of the Company's assets. In the event of death or incapacity, the member, or his estate, shall receive the equivalent of ninety (90) days base salary and in the case of incapacity, the continuation of health and disability benefits. The Restated Employment Agreements also provide that in the event either member of Senior Management does not receive an offer for a new employment agreement containing terms at least as favorable as those contained in the existing Restated Employment Agreements before the expiration of such Restated Employment Agreements, such member will be entitled to receive a payment equal to one year's base salary under the terminating agreement. Under these Restated Employment Agreements, each member of Senior Management will be entitled to receive an annual performance bonus calculated using a formula, as set forth in the Restated Employment Agreements, which is based on the Company's annual pre-tax earnings, before extraordinary items, over $10 million. In addition, upon the sale of the Company, a sale of substantially all of its assets or a merger where the Company shareholders cease to own a majority of the outstanding voting capital stock, Senior Management will be entitled to a sale bonus calculated using a formula which is based on a percentage of the excess value of the Company over an initial value as set forth in the Restated Employment Agreements.

     In addition, Senior Management remains entitled to receive certain additional compensation out of funds set aside for distribution under the Reorganization Plan on the Effective Date or from the proceeds of assets liquidated on behalf of pre-petition creditors under the Reorganization Plan.

     As of January 1, 1995, the Company entered into employment agreements, effective through December 31, 1997, with Alan D. Bloom, Richard A. Link and Aivars L. Jerumanis. The contracts provide minimum base salaries of $208,000, $205,000 and $190,000 for Messrs. Bloom, Link and Jerumanis, respectively, subject to increases and bonuses, as may be determined from time to time by the Chief Executive Officer of the Company. The contracts with Messrs. Bloom, Link and Jerumanis provide that should their employment be terminated under certain circumstances, they would receive up to the equivalent of four (4) months base salary.

COMPARISON OF CUMULATIVE TOTAL RETURN GRAPH

     The following graph presents a four and three quarter years comparison of cumulative total returns for the Common Stock of the Company, the index for the NASDAQ Stock Market (U.S. Companies) and an index of peer companies (the "Managed Care Group") selected by the Board of Directors. This Graph only presents four and three quarter years of information because the Company's Common Stock was issued on April 2, 1991 and was traded on the over-the-counter market beginning April 30, 1991. The Managed Care Group through December 31, 1993 consisted of seven other managed care companies: Coventry Corporation, FHP International, Foundation Health Corporation, PacifiCare Health Systems, Inc., Qual-Med, Inc., TakeCare, Inc. and Wellpoint Health Networks (as of February
1993). As a result of corporate mergers involving Qual-Med, Inc. with Health Net and TakeCare, Inc. with FHP International, the Managed Care Group for 1994 and 1995 consists of: Coventry Corporation, FHP International, Foundation Health Corporation, PacifiCare Health Systems, Inc., Wellpoint Health Networks and Health Systems International (the successor company of Qual-Med, Inc.). Total return assumes the monthly reinvestment of dividends.

            COMPARISON AS OF DECEMBER 31 OF CUMULATIVE TOTAL RETURN

                                   MAXICARE
      MEASUREMENT PERIOD         HEALTH PLANS,                   MANAGED CARE
    (FISCAL YEAR COVERED)            INC.         NASDAQ U.S.        GROUP
1990                                $100.00         $100.00         $100.00
1991                                $114.71         $109.45         $ 73.73
1992                                $150.00         $127.38         $117.24
1993                                $114.71         $146.22         $117.76
1994                                $177.94         $142.93         $114.56
1995                                $316.18         $201.97         $130.32
      --------------------------------------------------------------------------------------------

                ITEM 2.  APPROVAL OF MAXICARE HEALTH PLANS, INC.
                OUTSIDE DIRECTORS 1996 FORMULA STOCK OPTION PLAN

     On May 14, 1996, the Board adopted the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan (the "Formula Plan"), the effectiveness of which is contingent upon stockholder approval. A copy of the Formula Plan is attached as Exhibit A to this Proxy Statement.

     The Board believes the Formula Plan will further the growth and development of the Corporation by providing an incentive to attract and retain directors to the Board who are not employees of the Company. Because the Company limits its cash compensation paid to the Outside Directors, adoption of the Formula Plan will reward the Outside Directors who contribute materially to the prosperity of the Company by allowing them to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's Common Stock. The Formula Plan provides a means to increase such Outside Directors' interests in the Company's welfare, to provide an identity of interest with the Company's stockholders, to encourage the continuation of the optionees' services on the Board, and to attract individuals of outstanding ability to serve on the Board.

     The Company has a 1990 Stock Option Plan (the "1990 Plan"), under which a maximum of 1,000,000 shares of Common Stock may be issued. Pursuant to the exercise of options granted under the 1990 Plan 429,534 shares have been issued and options to purchase 510,966 shares of Common Stock are outstanding. In addition, the Company has a 1995 Stock Option Plan (the "1995 Plan"), under which a maximum of 1,000,000 shares of Common Stock may be issued. Options to purchase 224,500 shares of Common Stock are outstanding and options to purchase 775,000 shares of Common Stock may be granted in the future. The 1990 Plan and 1995 Plan expire on December 5, 2000 and July 27, 2005, respectively. The Board believes the limited number of shares of Common Stock available under the 1990 Plan and 1995 Plan for directors, officers and employees restrict the Company in achieving the goals set forth in the preceding paragraph, and therefore the Board believes the Formula Plan is necessary to achieve such goals.

TYPE OF OPTIONS AND STOCK SUBJECT TO THE FORMULA PLAN

     The stock to be offered under the Formula Plan consists of a maximum of 125,000 authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury. Based on the closing price on the NASDAQ-NMS on June 21, 1996 ($19.75), the current market value of the securities eligible for issuance underlying the options is $2.5 million.

     In the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation or like change in the corporate or capital structure of the Company, the administrator of the Formula Plan is authorized to make appropriate adjustment to the number and kind of shares subject to the Plan; although no adjustment shall be made in the case of a merger, consolidation or other reorganization if the Company is not the surviving corporation (see "Changes in Control").

     The number of shares issued pursuant to the exercise of stock options under the Formula Plan will be charged against the maximum number of shares set forth above. If any stock option granted under the Formula Plan expires, terminates, or is surrendered or cancelled without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of the stock option will again be eligible for issuance upon exercise of other options.

     Stock options granted under the Formula Plan (the "Formula Stock Options") shall be nonqualified stock options that are not eligible for special tax treatment under Code Section 422.

ADMINISTRATION OF THE FORMULA PLAN

     Prior to August 15, 1996, the Formula Plan shall be administered by the Board during such periods of time as all members of the Board are "disinterested persons" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). From and after August 15, 1996, the Formula Plan shall be administered by the Board or a committee appointed by the Board, as described below.

The Board may delegate, and at any time prior to August 15, 1996 the Board includes any person who is not a "disinterested person" shall delegate, any or all of its duties as the plan administrator to the Option Committee. The Formula Plan specifies that the Option Committee must consist of not less than two individuals, all of whom must be members of the Board and prior to August 15, 1996 "disinterested persons" within the meaning of Rule 16b-3 of the Exchange Act. From and after August 15, 1996, the Option Committee must consist solely of "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. The Board or the Option Committee as delegated by the Board shall act as the Plan Administrator and have the authority to construe and interpret the terms of the Formula Plan. The Option Committee currently consists of Messrs. Claude S. Brinegar and Thomas W. Field, Jr.

     The Board may, at any time, amend or terminate the Formula Plan, so long as such action does not impair any options previously granted thereunder and so long as stockholder approval is obtained for any amendment materially increasing the benefits to optionees, materially increasing the number of shares subject to the Formula Plan or materially modifying the requirements as to eligibility for participation in the Formula Plan.

FORMULA OPTION GRANTS

     On the date on which the shareholders of the Company adopt resolutions approving the Formula Plan (the "Effective Date"), each Outside Director shall receive a grant of Formula Stock Options to purchase 5,000 shares of Common Stock. At the close of business on each January 2nd or at the close of business on the next trading day of the Common Stock if January 2nd is not a trading day, commencing January 2, 1997 each Outside Director then serving on the Board shall receive a grant of Formula Stock Options to purchase 5,000 shares of Common Stock.

FORMULA OPTION PRICE

     The option price for the shares subject to any Formula Stock Option shall be the Fair Market Value of the shares of Common Stock of the Company on the date the Formula Stock Option is granted (the "Formula Option Price"). For purposes of the Formula Plan, the "Fair Market Value" of any share of Common Stock at any date shall be determined based on (a) if the Common Stock is listed on an established stock exchange or exchanges or reported by NASDAQ, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked price per share for the Common Stock in the over-the-counter market as quoted by NASDAQ on the last trading day immediately preceding such date, or (c) if the Common Stock is not publicly traded at the time a Formula Stock Option is granted under the Formula Plan, the fair value of the Common Stock as determined by the Plan Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

EXERCISE OF FORMULA OPTION

     No Formula Stock Option shall be exercisable during the lifetime of an Outside Director by any person other than the Outside Director. Formula Stock Options shall vest and become exercisable six months after the date of grant; provided, however, any unexercised Formula Stock Option granted under the Formula Plan to Outside Directors shall expire and become unexercisable after the expiration of the earliest of: (a) ten (10) years after the date the Formula Stock Option was granted (the "Option Termination Date"); or (b) one (1) year following the effective date of the termination of directorship with the Company, for any reason; or (c) notwithstanding the foregoing in the event of the death of an Outside Director, any unexercised Formula Stock Option granted under the Formula Plan to such Outside Director may be exercised prior to their expiration by (and only by) the person or persons to whom the Outside Director's rights shall pass by will or by the laws of the descent and distribution, if applicable.

     Any exercisable portion of a Formula Stock Option may be exercised only by payment in full of the Formula Option Price of such Formula Stock Option and shall be made at the time the Outside Director delivers to the Company the written notice of election to exercise and will be by: (i) cash or check for an amount equal to the aggregate Formula Option Price for the number of shares being purchased, (ii) by paying all or a portion of the Formula Option Price for the number of shares being purchased by tendering shares of the Common Stock owned by the Outside Director, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Formula Stock Option or portion is thereby exercised (a "stock-for-stock exercise"), (iii) by a combination of cash and Common Stock, or (iv) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Formula Stock Option is exercised, and to remit to the Company the aggregate exercise price of such Formula Stock Option (a "cashless exercise").

ELIGIBILITY

     Only Outside Directors then serving on the Board shall be eligible to receive Formula Stock Options under the Formula Plan.

CHANGES IN CONTROL

     In the event of a liquidation, a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, any unexercised Formula Stock Option rights theretofore granted under the Formula Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Formula Stock Option rights under the Formula Plan or to use substitute Formula Stock Option rights in place thereof. If provisions shall be made in writing in connection with such transaction for the continuance of the Formula Plan and/or the assumption of Formula Stock Options theretofore granted, or the substitution of such Formula Stock Options for options covering the stock of the successor corporation, or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares and prices, the unexercised Formula Stock Options theretofore granted shall continue in the manner and under the terms so provided.

TERM OF FORMULA PLAN

     Unless sooner terminated by the Board in its sole discretion, the Formula Plan will expire and no Formula Stock Options may be made hereunder on and after ten (10) years from the Effective Date.

FEDERAL INCOME TAX CONSEQUENCES

     The options granted under the Formula Plan are "nonqualified options". Under current federal income tax law, the grant of a nonqualified option under the Formula Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a nonqualified stock option granted under the Formula Plan, the excess of the fair market value of the stock at the date of exercise over the Formula Option Price (the "spread") is taxable to the optionee as ordinary income. All such amounts taxable to an Outside Director are deductible by the Company as compensation expense, if appropriate taxes are withheld. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in earned income.

GENERAL PROVISIONS

     The sale or transfer of shares of Common Stock issuable under the Formula Plan is subject to restrictions pursuant to the Securities Act of 1933, as amended (the "Securities Act"). In connection therewith, the Company intends to have an effective Form S-8 Registration Statement on file with the Securities and Exchange Commission, covering the sale of Common Stock issuable upon the exercise of any options under the Formula Plan, prior to the initial vesting of any stock options granted under the Formula Plan.

     Subject to the foregoing, the shares received on exercise of a nonqualified stock option under the Formula Plan will not be subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a nonqualified stock option. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction may be considered a substantial risk of forfeiture for tax purposes. Under current law, outside directors of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. Rule 16b-3 of the Exchange Act ("Rule 16b-3") provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Formula Plan satisfies the requirements for exemption under Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of Common Stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the spread will be measured on the date of exercise.

     THE BOARD RECOMMENDS VOTES FOR THE APPROVAL OF THE MAXICARE HEALTH PLANS, INC. OUTSIDE DIRECTORS 1996 FORMULA STOCK OPTION PLAN AND THE AUTHORIZATION OF THE ISSUANCE OF UP TO 125,000 SHARES OF COMMON STOCK UPON THE EXERCISE OF STOCK OPTIONS THEREUNDER. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THE PROPOSAL.

                ITEM 3.  APPROVAL OF MAXICARE HEALTH PLANS, INC.
                    SENIOR EXECUTIVES 1996 STOCK OPTION PLAN

     On May 14, 1996 the Board approved the Amended and Restated Employment and Indemnification Agreements, dated as of April 1, 1996, made by and between the Company and Peter J. Ratican and Eugene L. Froelich, respectively (the "Restated Employment Agreements"). As a part of the compensation under the Restated Employment Agreements, the Company agreed to grant, subject to stockholder approval, to Peter J. Ratican and Eugene L. Froelich options to individually purchase 350,000 shares of the Company's Common Stock. Accordingly, on May 14, 1996 the Board adopted the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan (the "Senior Executives Plan"), the effectiveness of which is contingent upon stockholder approval. A copy of the Senior Executives Plan is attached as Exhibit B to this Proxy Statement.

     The Board believes that the Company's long-term success is dependent upon the ability of the Company to retain the skills and experience of a Chief Executive Officer and Chief Financial Officer (the "Senior Executives" and individually the "Senior Executive") in leading the on-going business, operations and future prospects of the Company as well as to motivate the Senior Executives' best efforts on behalf of the Company's interests. It is the view of the Board that the grant of options under the Senior Executives Plan will be an important element to achieve such goals.

     The Company currently has a 1990 Stock Option Plan and a 1995 Stock Option Plan for which the Senior Executives are eligible to participate; however, heretofore they have not received any stock option grants under these plans, nor are the Senior Executives eligible to participate in the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan (see Item 2. Approval of Maxicare Health Plans, Inc. Outside Directors 1996 Formula Plan). Furthermore, the Senior Executives Plan, if adopted, fulfills the Company's obligation pursuant to the Restated Employment Agreements to grant to Peter J. Ratican and Eugene L. Froelich options to individually purchase 350,000 shares of the Company's Common Stock. If the Senior Executives Plan is not approved by the stockholders, the Company is obligated to provide them with substantially equivalent value under the terms of the Restated Employment Agreements.

TYPE OF OPTIONS AND STOCK SUBJECT TO OPTIONS

     The stock to be offered under the Senior Executives Plan consists of a maximum of 700,000 authorized but unissued shares of Common Stock or shares of Common Stock held in treasury. Based on the closing price on the NASDAQ-NMS on June 21, 1996 ($19.75), the current market value of the securities eligible for issuance underlying the options is $13.8 million. The maximum number of shares with respect to which options may be granted to any Senior Executive in any one calendar year shall be 70,000 shares. In the event that any outstanding option under the Senior Executives Plan for any reason expires, or is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares, the shares of Common Stock allocable to the unexercised portion of the option shall again be available for options under the Senior Executives Plan as if no option had been granted with respect to such shares. Stock options granted under the Senior Executives Plan shall be nonqualified stock options that are not eligible for special tax treatment under Code Section 422.

ADMINISTRATION OF THE SENIOR EXECUTIVES PLAN

     Prior to August 15, 1996, the Plan Administrator shall be the Board during such periods of time as all members of the Board are both "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (a "disinterested person") and "outside directors" as defined in Treas. Regs. 1.162.27(e)(3) ("outside directors"). From and after August 15, 1996, the Senior Executives Plan shall be administered by the Board or by a committee appointed by the Board, as described below. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, prior to August 15, 1996 at any time the Board includes any person who is not a disinterested person and an outside director, the Board shall delegate all of its duties as Plan Administrator during such period of time, to a committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are disinterested persons and outside directors, to be appointed by and serve at the pleasure of the Board. From and after August 15, 1996, the Committee must consist solely of "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. The Plan Administrator shall have the authority to construe and interpret the terms of the Senior Executives Plan.

STOCK OPTION GRANTS

     Pursuant to Stock Option Agreements, dated as of April 1, 1996, made by and between the Company and Peter J. Ratican and Eugene L. Froelich, respectively, (the "Senior Executive 1996 Stock Option Agreements"), each Senior Executive shall be granted, subject to stockholder approval, options (the "Options") to purchase up to 350,000 authorized but unissued shares of Common Stock (the "Option Shares") of the Company which together represents all of the issuable shares under the Senior Executives Plan. As a pre-condition to the grant of options, the Senior Executive must be employed by the Company on the grant date of any such option. Subject to the preceding sentence, the Options granted pursuant to the Senior Executive 1996 Stock Option Agreements shall be granted on the following dates: (a) an Option to purchase 70,000 Option Shares on the date on which resolutions are adopted by the shareholders approving the Senior Executives Plan, and (b) an Option to purchase 70,000 Option Shares on each January 1, from and including January 1, 1997 through and including January 1, 2000. The Senior Executive's rights in and to these Options shall vest, and the Senior Executive may exercise each such Option immediately as of the date of the grant of each Option. If Mr. Ratican or Mr. Froelich leave the employ of the Company before all options under the Senior Executives Plan have been granted, these remaining options will be available for grant to their successor(s). Any options (other than the Options granted pursuant to the Senior Executive 1996 Stock Option Agreements) granted under the Senior Executives Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Senior Executives Plan as the Plan Administrator shall from time to time approve. Currently, it is anticipated that all of the options available under the Senior Executives Plan will be granted to Messrs. Ratican and Froelich pursuant to the terms of the Restated Employment Agreements. If Mr. Ratican or Mr. Froelich leave the employ of the Company before all options under the Senior Executives Plan are granted, the remaining options will be available for grant to their successor(s).

STOCK OPTION PRICE

     The option price with respect to the Option Shares for each of the Options granted pursuant to the Senior Executive 1996 Stock Option Agreements shall be the closing price of the Common Stock on the last trading date immediately preceding the grant dates of the Options (the "Option Price"). For purposes of calculating the Option Price, the closing price shall be (in the following order of priority), if the Common Stock is listed or admitted for trading (i) on any national securities exchange (or in case the Common Stock shall be listed on more than one, the exchange with the greatest trading volume in the Common Stock), the last sale price, or, in case no reported sale takes place on such day, the average of the last reported bid and asked prices; (ii) on the National Association of Securities Dealers, Inc. Automated Quotation System-National Market System ("NASDAQ-NMS"), the average of the last reported bid and asked prices; or (iii) in the daily stock price publication of the National Quotation Bureau (also known as the "Pink Sheets"), the average of the last reported bid and asked prices.

     The option price with respect to option shares for any option granted other than pursuant to the Senior Executive 1996 Stock Option Agreements shall be determined by the Plan Administrator at the time of grant.

STOCK OPTION TERM

     No option shall be exercisable after the expiration of the earliest of (a) ten years after the date the option is granted, (b) 180 days after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is by reason of incapacity or death, or (c) 30 days after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is a termination for Cause or is due to the optionee's voluntary termination of employment with the Company other than for Good

Reason (as defined in the Senior Executive's employment agreement), provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances.

EXERCISE OF STOCK OPTION

     No option shall be exercisable during the lifetime of an optionee by any person other than the optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the times within which each option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each option granted under the Senior Executives Plan shall become immediately exercisable in full on the date the option is granted. Notwithstanding the foregoing sentence, no shares of Common Stock purchased pursuant to the exercise of an option by an optionee may be sold or otherwise transferred for a period of six (6) months following the date such option is granted. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time as follows:

          (a) delivery of a written notice to the Company, prior to the time when such option becomes unexercisable, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

          (b) payment in full of the exercise price of such option by, as applicable, (i) cash or check for an amount equal to the aggregate option exercise price for the number of shares being purchased,
              (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the number of shares of Common Stock for which such option is exercised, and to remit to the Company the aggregate exercise price under such option for such shares (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the optionee's payment of all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such option or portion thereof is thereby exercised (a "stock-for-stock exercise");

          (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of an option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of two or more of the foregoing payment methods; and

          (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the optionee (or to his designee) a certificate for the number of shares of Common Stock for which the option was exercised or, in the case of a cashless exercise, for any such shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee's purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

ADJUSTMENT UPON RESTRUCTURING OR DISSOLUTION

     In the event of any change, after the date of grant but prior to the exercise of any option granted hereunder, in the number or nature of option shares by reason of any stock dividend, split-up, stock split, reverse stock split, merger, recapitalization, combination, exchange of common stock, or similar transaction (the "Restructuring"), the number and kind of option shares subject to acquisition hereunder and the option price per option share shall be appropriately adjusted, effective upon the consummation of the Restructuring, either by way of an amendment to the options or by way of a grant of new stock options in substitution of, or in addition to, the options, to provide that: (i) the number of shares subject to the options shall be adjusted to reflect such Restructuring so that the percentage of the outstanding equity of the Company represented by shares subject to the options remains constant both before and after the Restructuring; and (ii) the per share exercise price of the options shall be adjusted so that the total exercise price which would be paid by the Senior Executive, were he to purchase all of the shares available to him under the options after the adjustment described in the preceding clause (i), equals the total exercise price he would have paid had he purchased all option shares available to him before the Restructuring at the option price. In the event any Restructuring occurs prior to the grant of any option hereunder, (i) above shall apply; however the option price shall be the option price.

     In addition, in the event of any dissolution or liquidation of the Company (the "Dissolution") or a Restructuring as a result of which the Company is not the surviving corporation, or a sale of substantially all the property of the Company to another entity, then either (i) provision shall be made for the assumption of all options or the substitution for the options of new options covering the stock of a successor employer corporation (or a parent or subsidiary thereof) with appropriate adjustments as to number and kind of shares and prices; or (ii) provision shall be made for the payment of substantially equivalent economic benefit to the Senior Executive in exchange for such options which have been granted prior to the consummation of such event or transaction, upon the consummation of such event or transaction; notwithstanding the foregoing, the Senior Executive shall have the right, prior to the consummation of such event or transaction, to exercise all options granted prior to the consummation thereof. In the event that the contemplated event or transaction is not consummated, any option that had been exercised solely by reason of such event or transaction shall again become unexercised and shall revert to its former status as issued but unexercised as of the termination of the transaction subject, however, to such other provisions of the Senior Executive 1996 Stock Option Agreements as may apply. For the purposes hereof, the aforementioned economic benefit to the Senior Executive shall be calculated by the Plan Administrator (without regard to the illiquidity of the Common Stock issuable to the Senior Executive upon exercise of the option) based upon the actual difference between the option price and the closing price of the Common Stock on the day prior to the consummation of the aforementioned transaction.

     Adjustments upon Restructuring or Dissolution shall be made by the Plan Administrator, whose determination as to what adjustments shall be made shall be final and conclusive.

TERMINATION OR AMENDMENT OF THE PLAN

     The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except for adjustments upon Restructuring or Dissolution, no increase in the total number of shares covered by the Senior Executives Plan, no change in the class of persons eligible to receive options granted under the Senior Executives Plan, no reduction in the exercise price of options granted under the Senior Executives Plan, and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof.

FEDERAL INCOME TAX CONSEQUENCES

     Under current federal income tax law, the grant of a nonqualified option under the Senior Executives Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a nonqualified stock option granted under the Senior Executives Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the "spread") is taxable to the optionee as ordinary income. All such amounts taxable to the Senior Executive are deductible by the Company as compensation expense, if appropriate taxes are withheld. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in earned income.

     THE BOARD RECOMMENDS VOTES FOR THE APPROVAL OF THE MAXICARE HEALTH PLANS, INC. SENIOR EXECUTIVES 1996 STOCK OPTION PLAN AND THE AUTHORIZATION OF THE ISSUANCE OF UP TO 700,000 SHARES OF COMMON STOCK UPON THE EXERCISE OF STOCK OPTIONS THEREUNDER. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THE PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On August 1, 1994 the Company dismissed Price Waterhouse LLP as its independent accountants.

     The reports of Price Waterhouse LLP on the consolidated financial statements for the two years ended December 31, 1993 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company's Audit Committee participated in and approved the decision to change independent accountants.

     In connection with its audits for the two years ended December 31, 1993 and through August 1, 1994, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make reference to the subject matter of the disagreements(s) in connection with their reports.

     Price Waterhouse LLP furnished the Securities and Exchange Commission with a letter stating they agree with the above statements.

     The Company engaged Ernst & Young LLP as its new independent accountants as of August 5, 1994. During the two years ended December 31, 1993 and through August 1, 1994 the Company has not consulted with Ernst & Young LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)).

     Ernst & Young LLP is familiar with the business and operations of the Company and its subsidiaries and the Company has determined to continue retaining Ernst & Young LLP as its independent certified accountants for the current year ending December 31, 1996. Management has not followed the practice of presenting the selection of auditors to the stockholders for approval. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to answer questions, if any, from stockholders.

                                 OTHER MATTERS

ADDITIONAL INFORMATION

     Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, (including financial statements and financial statement schedules) as filed with the Securities and Exchange Commission are available upon written request from the office of Investor Relations, Maxicare Health Plans, Inc., 1149 South Broadway Street, Los Angeles, California, 90015.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Any proposal relating to a proper subject which a stockholder may intend to be presented for action at the next Annual Meeting of Stockholders currently scheduled to be held on July 25, 1997 must be received by the Company no later than May 16, 1997, to be considered for inclusion in the proxy material to be disseminated by the Board of Directors in accordance with the provisions of Rule 14a-8(a)(3)(i) promulgated under the Exchange Act. Copies of such proposals should be sent to the Corporate Secretary at the Company's principal executive offices. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

OTHER BUSINESS OF THE MEETING

     The Board of Directors is not aware of any matter to be presented at the Annual Meeting or any postponement or adjournment thereof which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies in accordance with the recommendation of the Board, or if no such recommendation is given, in their own discretion.

COST OF SOLICITING PROXIES

     The Company will bear the cost of proxy solicitation for the election of the Board's nominees for director, the approval of the Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan, and the approval of the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegraph, by officers, directors and other employees of the Company, who will not receive any additional compensation for such services. The Company may also elect to engage a proxy solicitation firm to assist in the soliciting of proxies. The Company does not anticipate that the costs of such proxy solicitation firm would exceed $10,000, plus its out of pocket fees and expenses. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

                                         By Order of the Board of Directors,

                                               Alan D. Bloom
                                                 Secretary
Los Angeles, California
Dated: June 28, 1996

                                                                       EXHIBIT A

                          MAXICARE HEALTH PLANS, INC.

                               OUTSIDE DIRECTORS

                         1996 FORMULA STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
  1.  Purpose..........................................................................      1
  2.  Definitions......................................................................      1
      2.1     Board....................................................................      1
      2.2     Change of Control........................................................      1
      2.3     Code.....................................................................      1
      2.4     Company..................................................................      1
      2.5     Common Stock.............................................................      1
      2.6     Continuing Directors.....................................................      1
      2.7     Fair Market Value........................................................      2
      2.8     Formula Plan.............................................................      2
      2.9     Formula Stock Option.....................................................      2
      2.10    Formula Option Price.....................................................      2
      2.11    Effective Date...........................................................      2
      2.12    Outside Director.........................................................      2
      2.13    Plan Administrator.......................................................      2
      2.14    Subsidiary...............................................................      2
  3.  Formula Stock Options Under the Formula Plan.....................................      2
  4.  Administration...................................................................      2
      4.1     Administration by Board..................................................      2
      4.2     Administration by Option Committee.......................................      3
  5.  Eligibility......................................................................      3
  6.  Shares Subject to the Formula Plan...............................................      3
      6.1     Available Shares.........................................................      3
      6.2     Capital Structure Adjustments............................................      3
      6.3     Substitution or Assumptions of Formula Stock Options.....................      3
      6.4     No Obligations of Successor Corporations.................................      4
  7.  Terms and Conditions of Formula Stock Options....................................      4
      7.1     Formula Grants...........................................................      4
      7.2     Formula Option Price.....................................................      4
      7.3     Notice and Payment.......................................................      4
      7.4     Exercise of Formula Stock Option.........................................      4
      7.5     Term of Formula Stock Option.............................................      5
      7.6     No Transfer of Formula Stock Option......................................      5
      7.7     No Fractional Shares.....................................................      5
  8.  Termination or Amendment of the Formula Plan.....................................      5
      8.1     Amendment to Formula Plan................................................      5
      8.2     Effect of Termination of Formula Plan on Outstanding Formula Stock
              Options..................................................................      5
      8.3     Frequency of Amendment to Formula Plan...................................      5
  9.  Indemnification..................................................................      6
 10.  Withholding......................................................................      6
 11.  General Provisions...............................................................      6
      11.1    Formula Stock Options Not Transferable...................................      6
      11.2    Transfer of Common Stock.................................................      6
      11.3    Reservation of Shares of Common Stock....................................      6
      11.4    Restrictions on Issuance of Shares.......................................      6
      11.5    Notices..................................................................      7

                                                                                           PAGE
                                                                                           ----
      11.6    Representations and Warranties...........................................      7
      11.7    No Enlargement of Outside Director Rights................................      7
      11.8    Restrictions on Issuance of Shares.......................................      7
      11.9    Legends on Stock Certificates............................................      7
      11.10   Remedies.................................................................      8
      11.11   Invalid Provisions.......................................................      8
      11.12   Applicable Law...........................................................      8
      11.13   Successors and Assigns...................................................      8
      11.14   Rights as a Stockholder..................................................      8
 12.  Effective Date of Formula Plan...................................................      8
 13.  Term of Formula Plan.............................................................      8
 14.  Stockholder Approval and Term of Formula Plan....................................      8

                          MAXICARE HEALTH PLANS, INC.

                               OUTSIDE DIRECTORS

                         1996 FORMULA STOCK OPTION PLAN

     1. Purpose. The purpose of this Maxicare Health Plans, Inc. Outside Directors 1996 Formula Stock Option Plan (the "Formula Plan") is to further the growth and development of Maxicare Health Plans, Inc. (the "Company") by providing an incentive to attract and retain Outside Directors to the Board who will be in a position to contribute materially to the prosperity of the Company and to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's Common Stock and to provide for additional compensation based on appreciation in the Company's Common Stock market value. The Formula Plan provides a means to increase such Outside Directors' interests in the Company's welfare, to provide an identity of interest with the Company's stockholders, to encourage the continuation of the optionees' services on the Board, and to attract individuals of outstanding ability to serve on the Board.

     2. Definitions.  The following definitions are applicable to the Formula
Plan:

          2.1 Board.  The Board of Directors of the Company.

          2.2 Change of Control. Means any transaction or occurrence after the date hereof as the result of which:

             (i) the Company shall cease to be a publicly owned corporation having at least 300 stockholders; or

             (ii) any person or group of persons (as defined in Rule 13d-5 promulgated under the Securities Exchange Act of 1934 (the "Act")), together with its affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company (including securities convertible into or exercisable for securities of the Company) ordinarily having the right to vote in the election of directors which together represent, after giving effect to any conversion or exercise, in excess of forty percent (40%) of the combined voting power of the Company's outstanding securities ordinarily having the right to vote in the election of directors; or

             (iii) Continuing Directors (as defined below) shall cease for any reason to constitute at least a majority of the Board of Directors; or

             (iv) the Company shall merge or consolidate with any other person or entity other than a subsidiary, and, upon the consummation of such transaction, holders of the Common Stock immediately prior to such transaction own less than sixty percent (60%) of the equity securities of the surviving or consolidated entity; or

             (v) all or substantially all of the assets of the Company are sold or transferred to another person or entity in a single transaction or a series of related transactions.

     Notwithstanding the foregoing, a Change of Control shall not include the filing by or on behalf of, or entering against, the Company or its subsidiaries of (a) a petition, decree or order of bankruptcy or reorganization, or (b) a petition, decree or order for the appointment of a trustee, receiver, liquidator, supervisor, conservator or other officer or agency having similar powers over the Company or its subsidiaries, including any such petitions, orders or decrees filed or entered by federal or state regulatory authorities.

          2.3 Code. The Internal Revenue Code of 1986, as amended from time to time.

          2.4 Company.  Maxicare Health Plans, Inc., a Delaware corporation.

          2.5 Common Stock. The $.01 par value per share common stock of the Company.

          2.6 Continuing Directors. Means any individual who is a member of the Board as of the date hereof and any subsequent director nominated by the Board for election by the stockholders or appointed to the Board, which nomination or appointment is made with the affirmative vote of a majority of Continuing Directors then serving on the Board.

          2.7 Fair Market Value. For purposes of the Formula Plan, the "Fair Market Value" of any share of Common Stock at any date shall be determined based on (a) if the Common Stock is listed on an established stock exchange or exchanges or reported by NASDAQ, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked price per share for the Common Stock in the over-the-counter market as quoted by NASDAQ on the last trading day immediately preceding such date, or (c) if the Common Stock is not publicly traded at the time a Formula Stock Option is granted under the Formula Plan, the fair value of the Common Stock as determined by the Plan Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          2.8 Formula Plan. The Maxicare Health Plans, Inc. 1996 Outside Directors Formula Stock Option Plan, as amended from time to time.

          2.9 Formula Stock Option. Any option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

          2.10 Formula Option Price. The exercise or purchase price for any Formula Stock Option awarded under the Formula Plan.

          2.11 Effective Date. The Effective Date of the Formula Plan shall be the date on which the shareholders of the Company adopt resolutions approving the Formula Plan.

          2.12 Outside Director. Any member of the Board who is not a full time employee of the Company or any Subsidiary.

          2.13 Plan Administrator. The Board or the Option Committee designated pursuant to Section 4 below which is authorized to administer, construe and interpret the terms of the Formula Plan.

          2.14 Subsidiary. Any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

     3. Formula Stock Options Under the Formula Plan. Formula Stock Options granted under the Formula Plan shall be nonqualified stock options that are not eligible for special tax treatment under Code Section 422.

     4. Administration.

          4.1 Administration by Board. Except as provided in Section 4.2 below, prior to August 15, 1996, the Formula Plan shall be administered by the Board during such periods of time as all members of the Board are "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (a "disinterested person"). On or after August 15, 1996, the Plan Administrator shall be the Board or a committee appointed by the Board in accordance with Section 4.2 of the Formula Plan. Subject to the provisions of the Formula Plan, the Plan Administrator shall have authority to construe and interpret the Formula Plan, to promulgate, amend, and rescind rules and regulations relating to its administration and to make all of the determinations necessary or advisable for administration of the Formula Plan. The interpretation and construction by the Plan Administrator of any provision of the Formula Plan, or of any agreement issued and executed under the Formula Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Formula Plan or any agreement executed pursuant to the Formula Plan.

          4.2 Administration by Option Committee. The Board, in its sole discretion, may delegate any or all of its duties as Plan Administrator to a committee selected by the Board which shall act as the Plan Administrator pursuant to the terms hereof (the "Option Committee"). Prior to August 15, 1996 at any time the Board includes any person who is not a disinterested person, the Board shall delegate all of its duties as Plan Administrator to the Option Committee. The Option Committee shall consist of not fewer than two (2) members of the Board, all of whom prior to August 15, 1996, shall be persons who, in the opinion of counsel to the Company, are disinterested persons, to be appointed by and serve at the pleasure of the Board, and on or after August 15, 1996, shall be "Non-Employee Directors," as such term is defined in Rule 240.16b-3(b)(3) promulgated under the Act, as amended, 17 C.F.R. Section 240.16b-3(b)(3), or any successor rule thereto. From time to time, the Board may increase or decrease (to not less than two members) the size of the Option Committee, and add additional members to, or remove members from, the Option Committee. The Option Committee shall act pursuant to a majority vote or the written consent of a majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Formula Plan and the direction of the Board, the Option Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Option Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Formula Plan or any agreement executed pursuant to the Formula Plan.

     5. Eligibility. Only Outside Directors then serving on the Board shall be eligible to receive Formula Stock Options under the Formula Plan.

     6. Shares Subject to the Formula Plan.

          6.1 Available Shares. The shares available for issuance upon the exercise of Formula Stock Options granted under the Formula Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued upon the exercise of Formula Stock Options granted under the Formula Plan shall not exceed 125,000 shares of Common Stock, subject to adjustment as provided in
     Section 6.2 below. In the event that the grant of any Formula Stock Option under the Formula Plan for any reason expires, is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares, the shares of Common Stock allocable to the unexercised portion of the Formula Stock Option shall again be available for grant and distribution under the Formula Plan as if no Formula Stock Option had been granted with respect to such shares.

          6.2 Capital Structure Adjustments. Except as otherwise provided herein, appropriate and proportionate capital structure adjustments shall be made in the number and class of shares subject to the Formula Plan, to the Formula Stock Option rights granted under the Formula Plan, and the Formula Option Price, in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. In the event of a liquidation, a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, any unexercised Formula Stock Option rights theretofore granted under the Formula Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Formula Stock Option rights under the Formula Plan or to use substitute Formula Stock Option rights in place thereof.

          6.3 Substitution or Assumptions of Formula Stock Options. In addition to and not in lieu of those rights granted pursuant to Section 6.2 above, if provisions shall be made in writing in connection with such transaction for the continuance of the Formula Plan and/or the assumption of Formula Stock

     Options theretofore granted, or the substitution of such Formula Stock Options for options covering the stock of the successor corporation, or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares and prices, the unexercised Formula Stock Options theretofore granted shall continue in the manner and under the terms so provided.

          6.4 No Obligations of Successor Corporations. Neither the Company nor any successor entity shall have any obligation to provide for the continuance, assumption or substitution of this Formula Plan or the Formula Stock Options in the event of a merger, reorganization or consolidation where the Company is not the surviving entity.

     7. Terms and Conditions of Formula Stock Options. Formula Stock Options granted under the Formula Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Formula Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          7.1 Formula Grants.

             (a) On the Effective Date of the Formula Plan, each Outside Director shall receive a grant of Formula Stock Options to purchase 5,000 shares of Common Stock; and

             (b) At the close of business on each January 2nd or at the close of business on the next trading day of the Common Stock if January 2nd is not a trading day, commencing January 2, 1997 each Outside Director then serving on the Board shall receive a grant of Formula Stock Options to purchase 5,000 shares of Common Stock.

          7.2 Formula Option Price. The Formula Option Price for the shares subject to any Formula Stock Option shall be the Fair Market Value of the shares of Common Stock of the Company on the date the Formula Stock Option is granted.

          7.3 Notice and Payment. Any exercisable portion of a Formula Stock Option may be exercised only by:

             (a) delivery of a written notice to the Company, prior to the time when such Formula Stock Option becomes unexercisable under Section 7.4 below, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

             (b) payment in full of the Formula Option Price of such Formula Stock Option shall be made at the time the Outside Director delivers to the Company the written notice of election to exercise and will be by:
        (i) cash or check for an amount equal to the aggregate Formula Option Price for the number of shares being purchased, (ii) by paying all or a portion of the Formula Option Price for the number of shares being purchased by tendering shares of the Common Stock owned by the Outside Director, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Formula Option Price of the shares with respect to which such Formula Stock Option or portion is thereby exercised (a "stock-for-stock exercise"), (iii) by a combination of cash and Common Stock, or (iv) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Formula Stock Option is exercised, and to remit to the Company the aggregate exercise price of such Formula Stock Options (a "cashless exercise"); and

             (c) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Outside Director (or to his designee) a certificate for the number of shares of Common Stock for which the Formula Stock Option was exercised or, in the case of a cashless exercise, for any shares of Common Stock that were not sold in the cashless exercise.

          7.4 Exercise of Formula Stock Option.

             (a) Except as provided in Section 11.1 below, no Formula Stock Option shall be exercisable during the lifetime of an Outside Director by any person other than the Outside Director. To the extent that an Outside Director has the right to exercise a Formula Stock Option and purchase shares pursuant thereto, the Formula Stock Option may be exercised from time to time as provided in Section 7.3 above.

             (b) Subject in all cases to the provisions of Section 6 and 7.5 hereof, Formula Stock Options shall vest and become exercisable six months after the date of grant.

          7.5 Term of Formula Stock Option. Except as set forth in Subsection 7.5(d) below, in the event the directorship of an Outside Director expires or is terminated, any unvested Formula Stock Options shall immediately expire and shall not be exercisable and any vested and unexercised Formula Stock Option granted hereunder to such Outside Director shall expire and become unexercisable after the expiration of the earliest of:

             (a) ten (10) years after the date the Formula Stock Option was granted (the "Option Termination Date"); or

             (b) one (1) year following the effective date of the termination of directorship with the Company, for any reason. Any portion of a Formula Stock Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Outside Director may again become a director of the Company; or

             (c) notwithstanding the foregoing provisions of this Section 7.5, in the event of the death of an Outside Director, any unexercised Formula Stock Option granted hereunder to such Outside Director may be exercised prior to their expiration by (and only by) the person or persons to whom the Outside Director's rights shall pass by will or by the laws of the descent and distribution, if applicable, subject, however, to all of the terms and conditions of this Formula Plan and this Formula Stock Option Agreement governing the exercise of Formula Stock Options granted hereunder; or

             (d) in the event a Change of Control occurs while an Outside Director is a Director or such Outside Director resigns as a Director as part of a Change of Control, then and in such event, any Formula Stock Option not previously vested or exercisable shall immediately become fully vested and exercisable.

          7.6 No Transfer of Formula Stock Option. No Formula Stock Option shall be transferable by an Outside Director otherwise than by will or the laws of descent and distribution.

          7.7 No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of a Formula Stock Option.

     8. Termination or Amendment of the Formula Plan. The Board may at any time terminate or amend the Formula Plan in accordance with the following provisions:

          8.1 Amendment to Formula Plan. Except as provided in Section 8.3 below, the Board may amend this Formula Plan from time to time in such respect as the Board may deem advisable, provided, however, that no such amendment shall operate to affect adversely an Outside Director's rights under this Formula Plan with respect to any Formula Stock Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law.

          8.2 Effect of Termination of Formula Plan on Outstanding Formula Stock Options. Except as set forth in Section 6.2 above, no termination of the Formula Plan prior to the Option Termination Date, shall, without the written consent of the Outside Director, alter the terms of Formula Stock Options already granted and such Formula Stock Options shall remain in full force and effect as if this Formula Plan had not been terminated.

          8.3 Frequency of Amendment to Formula Plan. Notwithstanding anything in Section 8.1, above, to the contrary, this Formula Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     9. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Option Committee, the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Formula Plan or any grant thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the Outside Director shall offer in writing to the Company the opportunity, at its own expense, to handle and defend the same.

     10. Withholding. Whenever the Company proposes or is required to issue or transfer shares under the Formula Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock.

     11. General Provisions.

          11.1 Formula Stock Options Not Transferable. Formula Stock Options granted under this Formula Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Except as provided above, Formula Stock Options may be exercised during the lifetime of an optionee only by such optionee.

          11.2 Transfer of Common Stock. Common Stock issued pursuant to the exercise of a Formula Stock Option granted under this Formula Plan or any interest in such Common Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to the provisions of this Formula Plan, including any representations or warranties requested under Section 12.6 below, of this Formula Plan, and also subject to compliance with any applicable federal, state, local or other law, regulation or rule governing the sale or transfer of stock or securities, and provided, further, that in all cases, the Outside Director may not sell or otherwise transfer shares acquired upon the exercise of a Formula Stock Option for a period of six (6) months following the date of acquisition (within the meaning of Section 16-b(3) of the Exchange Act) of such Formula Stock Option without the prior written consent of the Board.

          11.3 Reservation of Shares of Common Stock. The Company, during the term of this Formula Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Formula Plan.

          11.4 Restrictions on Issuance of Shares. The Company, during the term of this Formula Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Formula Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof, the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation shall have not been obtained.

          11.5 Notices. Any notice to be given to the Company pursuant to the provisions of this Formula Plan shall be in writing and addressed to the Company in care of its Vice President of Plan Operations at its principal office, and any notice to be given to an Outside Director to whom a Formula Stock Option is granted hereunder shall be in writing and addressed to him or her at the address given beneath his or her signature on his or her Formula Stock Option Agreement, or at such other address as such Outside Director or his or her transferee (upon the transfer of Common Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when delivered in person or mailed by first-class mail (return receipt requested), telex, telecopy or overnight courier to the other's address. It shall be the obligation of each Outside Director and each transferee holding Common Stock purchased pursuant to the exercise of a Formula Stock Option to provide the Vice President of Plan Operations of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

          11.6 Representations and Warranties. As a condition to the exercise of any portion of a Formula Stock Option, the Company may require the person exercising such Formula Stock Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended, or any other applicable law, regulation or rule of any governmental agency.

          11.7 No Enlargement of Outside Director Rights. This Formula Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Formula Plan shall not be deemed to constitute a contract between the Outside Director, or to be consideration for, or a condition of, the ongoing service on the Board by such Outside Director. Nothing contained in the Formula Plan shall be deemed to give any Outside Director the right to be re-nominated or re-elected to the Board.

          11.8 Restrictions on Issuance of Shares. The issuance of Formula Stock Options and shares of Common Stock shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

          11.9 Legends on Stock Certificates. Unless there is a currently effective appropriate registration statement on file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Formula Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

              "Neither the shares represented by this Certificate, nor the Option pursuant to which such shares were issued, have been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment (and not with a view to distribution or resale) and may not be sold, mortgaged, pledged, hypothecated or otherwise trans ferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, or until the issuer has been furnished with an opinion of counsel for the registered owner of these shares, reasonably satisfactory to counsel for the issuer, that such sale, transfers or disposition is exempt from the registration or qualification provisions of the Securities Act of 1933, as amended."

          A copy of this Formula Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it. In addition, the Company reserves the right to place any legends or other restrictions on each certificate representing Common Stock which may be required by any applicable state securities or other laws.

          11.10 Remedies. Should any dispute arise concerning the sale or other disposition of a Formula Stock Option or shares of Common Stock issued or issuable upon the exercise of the Formula Stock Option, or any breach by the Company of the terms of the Formula Plan or any Formula Stock Option Agreement, an Outside Director's sole and exclusive remedy shall be damages.

          11.11 Invalid Provisions. In the event that any provision of this Formula Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

          11.12 Applicable Law. This Formula Plan shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state and without regard to the conflict of law principals thereof.

          11.13 Successors and Assigns. This Formula Plan shall be binding on and inure to the benefit of the Company and the Outside Directors to whom a Formula Stock Option is granted hereunder, and their heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

          11.14 Rights as a Stockholder. A participant or transferee of a Formula Stock Option shall have no right as a stockholder of the Company with respect to any shares covered by any grant under this Formula Plan until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.2 above.

     12. Effective Date of Formula Plan. The Formula Plan shall be adopted and become effective on the Effective Date.

     13. Term of Formula Plan. Unless sooner terminated by the Board in its sole discretion, the Formula Plan will expire and no Formula Stock Options may be made hereunder on and after ten (10) years from the Effective Date.

     14. Stockholder Approval and Term of Formula Plan. The effectiveness of the Formula Plan shall be subject to and conditioned upon the approval by the stockholders of the Company at the Company's 1996 Annual Meeting of Stockholders (the "1996 Annual Meeting") of resolutions adopting the Formula Plan. In the event stockholder approval of the Formula Plan is not obtained at the 1996 Annual Meeting, the Formula Plan shall be rendered null and void and of no further force or effect.

     IN WITNESS WHEREOF, the Company has caused this Formula Plan to be executed by its duly authorized officer on this 14th day of May, 1996.

                                          Maxicare Health Plans, Inc.

                                          By:
                                          --------------------------------------
                                            Peter J. Ratican,
                                            Chief Executive Officer

Attest:

By:
- - ----------------------------------------------------
    Alan D. Bloom, Secretary

                                                                       EXHIBIT B

                          MAXICARE HEALTH PLANS, INC.

                               SENIOR EXECUTIVES

                             1996 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
  1.  Purpose..........................................................................      1
  2.  Nonqualified Stock Options.......................................................      1
  3.  Definitions......................................................................      1
      3.1     Board....................................................................      1
      3.2     Cause....................................................................      1
      3.3     Code.....................................................................      1
      3.4     Common Stock.............................................................      1
      3.5     Company..................................................................      1
      3.6     Effective Date...........................................................      1
      3.7     Employment Agreements....................................................      1
      3.8     Fair Market Value........................................................      1
      3.9     Good Reason..............................................................      1
      3.10    Incapacity...............................................................      1
      3.11    Initial Options..........................................................      2
      3.12    Optionee.................................................................      2
      3.13    Plan.....................................................................      2
      3.14    Plan Administrator.......................................................      2
      3.15    Senior Executives........................................................      2
      3.16    Stock Option or Option...................................................      2
  4.  Administration...................................................................      2
      4.1     Administration by Board..................................................      2
      4.2     Administration by Committee..............................................      2
  5.  Eligibility......................................................................      3
  6.  Shares Subject to Options........................................................      3
  7.  Initial Options..................................................................      3
  8.  Terms and Conditions of Options..................................................      3
      8.1     Number of Shares Subject to Option.......................................      3
      8.2     Option Price.............................................................      3
      8.3     Notice and Payment.......................................................      3
      8.4     Term of Option...........................................................      4
      8.5     Exercise of Option.......................................................      4
      8.6     No Transfer of Option....................................................      4
      8.7     Restriction on Issuance of Shares........................................      4
      8.8     Investment Representation................................................      4
      8.9     Rights as a Shareholder or Employee......................................      4
      8.10    No Fractional Shares.....................................................      5
      8.11    Exercisability in the Event of Death.....................................      5
      8.12    Recapitalization or Reorganization of Company............................      5
      8.13    Modification, Extension, and Renewal of Options..........................      5
      8.14    Other Provisions.........................................................      6
  9.  Termination or Amendment of the Plan.............................................      6
 10.  Indemnification..................................................................      6
 11.  Governing Law....................................................................      6
 12.  Effective Date and Term of Plan..................................................      6
 13.  Stockholder Approval and Term of Plan............................................      6

                          MAXICARE HEALTH PLANS, INC.

                               SENIOR EXECUTIVES

                             1996 STOCK OPTION PLAN

     1. Purpose. The purpose of this Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan ("Plan") is to further the growth and development of Maxicare Health Plans, Inc. ("Company") by providing, through ownership of stock of the Company, an incentive to certain senior executives who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

     2. Nonqualified Stock Options. The Stock Options that may be granted under the Plan are "non-qualified stock options", which are not specifically authorized or qualified for favorable income tax treatment by the Code. No Stock Options granted under the Plan shall be "incentive stock options" within the meaning of Section 422 of the Code.

     3. Definitions.  The following definitions are applicable to the Plan:

          3.1 Board.  The Board of Directors of the Company.

          3.2 Cause. For the purposes of Section 8.4, "Cause" shall have the meaning ascribed to such term in the Employment Agreements with respect to an involuntary termination.

          3.3 Code. The Internal Revenue Code of 1986, as amended from time to time.

          3.4 Common Stock. The $.01 par value per share common stock of the Company.

          3.5 Company.  Maxicare Health Plans, Inc., a Delaware corporation.

          3.6 Effective Date. The date on which the shareholders of the Company adopt resolutions approving the Plan.

          3.7 Employment Agreements. The Amended and Restated Employment and Indemnification Agreements dated as of April 1, 1996 between the Company and, respectively, Peter J. Ratican and Eugene L. Froelich.

          3.8 Fair Market Value. For purposes of the Plan, the "Fair Market Value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or if no reported sale takes place on such day, the average of the last reported bid and asked prices on such exchange, or (b) if the Common Stock is not then listed on an exchange but is listed on the National Association of Securities Dealers, Inc. Automated Quotation System-National Market System ("NASDAQ-NMS"), the average of the last reported bid and asked prices on the NASDAQ-NMS, or (c) if the Common Stock is not then listed on an exchange or the NASDAQ-NMS but is reported in the daily stock price publication of the National Quotation Bureau (the "Pink Sheets"), the average of the last reported bid and asked prices on the Pink Sheets, or
     (d) if the Common Stock is not then publicly traded, the fair value of the Common Stock as determined by the Plan Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          3.9 Good Reason. For the purposes of Section 8.4, "Good Reason" shall have the meaning ascribed to such term in the Employment Agreements with respect to a voluntary termination.

          3.10 Incapacity. For the purposes of Section 8.4, "Incapacity" shall have the meaning ascribed to such term in the Employment Agreements.

          3.11 Initial Options. The options which are granted pursuant to the Stock Option Agreement, dated as of April 1, 1996, between the Company and Peter J. Ratican, and the Stock Option Agreement, dated as of April 1, 1996, between the Company and Eugene L. Froelich.

          3.12 Optionee.  The recipient of a Stock Option.

          3.13 Plan. The Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan, as amended from time to time.

          3.14 Plan Administrator. The Board or any committee designated pursuant to Section 4.2 hereof to administer, construe and interpret the terms of the Plan.

          3.15 Senior Executives. Chief Executive Officer and Chief Financial Officer.

          3.16 Stock Option or Option. Any option to purchase shares of Common Stock granted pursuant to Section 7 or 8 hereof.

     4. Administration.

          4.1 Administration by Board. Subject to Section 4.2 hereof, prior to August 15, 1996, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are both "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (a "disinterested person") and "outside directors" as defined in Treas. Regs. sec.1.162-27(e)(3) ("outside directors"). On and after August 15, 1996, the Plan Administrator shall be the Board or a committee appointed by the Board in accordance with Section 4.2 of the Plan. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 5) of the Company and its subsidiaries those employees to whom Stock Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          4.2 Administration by Committee. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 4.1 of the Plan, at any time prior to August 15, 1996, that the Board includes any person who is not a disinterested person and an outside director, the Board shall delegate all of its duties as Plan Administrator during such period of time, to a committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall (a) prior to August 15, 1996, be persons who, in the opinion of counsel to the Company, are disinterested persons and outside directors, to be appointed by and serve at the pleasure of the Board, and (b) on and after August 15, 1996, be "Non-Employee Directors," as such term is defined in Rule 240.16b-3(b)(3) promulgated under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), 17 C.F.R. 240.16b-3(b)(3), or any successor rule thereto. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

     5. Eligibility. Senior Executives shall be eligible to receive Options under the Plan. An Optionee may receive more than one Option under the Plan.

     6. Shares Subject to Options. The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 700,000 shares of Common Stock (subject to adjustment as provided in Section 8.12 hereof), including shares previously issued under the Plan. The maximum number of shares with respect to which Options may be granted to any Senior Executive in any one calendar year shall be 70,000 shares. In the event that any outstanding Option under the Plan for any reason expires, or is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

     7. Initial Options. The Initial Options shall be governed by the Stock Option Agreement, dated as of April 1, 1996, between the Company and Peter J. Ratican, and the Stock Option Agreement, dated as of April 1, 1996, between the Company and Eugene L. Froelich (the "Initial Option Agreements"). Pursuant to the Initial Option Agreements:

          (a) each Optionee that is a party to said agreements shall, provided he is employed by the Company on each of the following respective dates (each, a "Grant Date"), be granted (i) an Option to purchase 70,000 shares of Common Stock on the Effective Date, and (ii) an Option to purchase 70,000 shares of Common Stock on each January 1 from and including January 1, 1997 through and including January 1, 2000; and

          (b) the purchase price for each share of Common Stock under each Initial Option shall be the Fair Market Value of such share, as determined on the Grant Date for such Initial Option.

     8. Terms and Conditions of Options. Any Options (other than the Initial Options) granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. All agreements granting Options (including the Initial Option Agreements) may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          8.1 Number of Shares Subject to Option. Each Option agreement shall specify the number of shares subject to the Option.

          8.2 Option Price. Except as provided in Section 7 hereof, with respect to the Initial Options, the purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of grant.

          8.3 Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by:

             (a) delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 8.4 hereof, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

             (b) payment in full of the exercise price of such Option by, as applicable, (i) cash or check for an amount equal to the aggregate Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the number of shares of Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price under such Option for such shares (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee's payment of all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion thereof is thereby exercised (a "stock-for-stock exercise");

             (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of two or more of the foregoing payment methods; and

             (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any such shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

          8.4 Term of Option. No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Option is granted, (b) 180 days after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is by reason of Incapacity or death, or (c) 30 days after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a termination for Cause or is due to the Optionee's voluntary termination of employment with the Company other than for Good Reason; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances.

          8.5 Exercise of Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become immediately exercisable in full on the date the Option is granted. Notwithstanding the foregoing sentence, no shares of Common Stock purchased pursuant to the exercise of an Option by an Optionee may be sold or otherwise transferred for a period of six (6) months following the date such Option is granted. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time as provided in Section 8.3.

          8.6 No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

          8.7 Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state blue sky laws.

          8.8 Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof, and to give such other representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

          8.9 Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a shareholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in
     Section 8.12. Nothing
     in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

          8.10 No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

          8.11 Exercisability in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 8.4 hereof.

          8.12 Recapitalization or Reorganization of Company.

             (a) Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event of a stock dividend, split-up, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, combination, separation, exchange of common stock, or like change in the corporate or capital structure of the Company (a "Restructuring"). Such adjustment shall be effective upon the consummation of the Restructuring, and shall, either by way of an amendment of the Options or by way of the grant of new stock options in substitution of, or in addition to, the Options, provide that: (i) the percentage of the outstanding equity of the Company represented by Option Shares subject to an Option remains constant before and after such Restructuring, and (ii) the total exercise price which would be paid by an Optionee, were he to purchase all of the Option Shares available to him under the Options after the adjustment described in clause (i), equals the total exercise price he would have paid had he purchased all Option Shares available to him before the Restructuring at the then per share exercise price. In the event any Restructuring occurs prior to the grant of any Initial Option hereunder, clause (i) of the preceding sentence shall apply, but the exercise price of such Initial Option shall be determined without regard to clause (ii).

             (b) In the event of a dissolution or liquidation of the Company, or a Restructuring in which the Company is not the surviving corporation, or the Company sells substantially all of its property to another entity, then either (i) provision shall be made for the assumption of all Options or the substitution for the Options of new options covering the stock of a successor employer corporation (or a parent or subsidiary thereof) with appropriate adjustments as to number and kind of shares and prices; or (ii) provision shall be made for the payment or other grant of a benefit, upon the consummation of such event or transaction, having economic value substantially equivalent to that of the Options (to be calculated by the Plan Administrator on the basis of the actual difference between the Option exercise price and the Fair Market Value of the Common Stock determined on the date of the consummation of such event or transaction, but without regard to the illiquidity of the Common Stock issuable to the Optionee upon the exercise of the Options) to each Optionee in exchange for such Options which have been granted prior to the consummation of such event or transaction. Notwithstanding the previous sentence, each Optionee shall have the right, prior to the consummation of such event or transaction, to exercise all Options granted prior to such consummation, to the extent not yet exercised. In the event that the contemplated event or transaction is not consummated, any Option that had been exercised solely by reason of such event or transaction shall, to the extent of such exercise, again become unexercised and shall revert to its former status as issued but unexercised as of the termination of the transaction subject, however, to the other provisions of the Plan.

          8.13 Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan, and accept the surrender of outstanding Options (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

          8.14 Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

     9. Termination or Amendment of the Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 8.12, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

     10. Indemnification. To the extent permitted by law, the Certificate of Incorporation of the Company, the Bylaws of the Company and any indemnity agreements between the Company and its directors or employees, the Company shall indemnify each member of the Board and of the Plan Administrator, and any other employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan.

     11. Governing Law. This Plan shall be governed by, and interpreted and construed under, the laws of the State of California.

     12. Effective Date and Term of Plan. This Plan shall become effective on the Effective Date. Unless sooner terminated by the Board in its sole discretion, the Plan will expire one day prior to the tenth anniversary of the Effective Date.

     13. Stockholder Approval and Term of Plan. The effectiveness of the Plan shall be subject to and conditioned upon the approval by the stockholders of the Company at the Company's 1996 Annual Meeting of Stockholders (the "1996 Annual Meeting") of resolutions adopting the Plan. In the event stockholder approval of the Plan is not obtained at the 1996 Annual Meeting, the Plan shall be rendered null and void and of no further force or effect.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer on this 14th day of May, 1996.

                                          Maxicare Health Plans, Inc.

                                          By:
                                          --------------------------------------
                                            Peter J. Ratican,
                                            Chief Executive Officer

Attest:

By:
- - ----------------------------------------------------
    Alan D. Bloom, Secretary

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS     PROXY
                         OF MAXICARE HEALTH PLANS, INC.

               1996 ANNUAL MEETING OF STOCKHOLDERS JULY 26, 1996

  The undersigned, does hereby appoint Peter J. Ratican and Eugene L. Froelich, and each of them, proxies for the undersigned with full power of substitution, to vote all of the shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present at the 1996 Annual Meeting of Stockholders of Maxicare Health Plans, Inc. (including all adjournments thereof) to be held in the Sunset Room at the Transamerica Center Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on July 26, 1996 at 8:00 a.m., Pacific Time, on all matters that may come before the Meeting.

  The undersigned hereby instructs said proxies or their substitutes:

1. ELECTION OF DIRECTORS:
 / / To VOTE FOR all nominees listed below.

1. ELECTION OF DIRECTORS:

 / / To VOTE FOR all nominees listed below.                         / / To WITHHOLD AUTHORITY to vote for all nominees listed below.


                THOMAS W. FIELD, ALAN S. MANNE AND PETER J. RATICAN

  Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

- - --------------------------------------------------------------------------------

2. APPROVAL OF THE ADOPTION OF THE MAXICARE HEALTH PLANS, INC. OUTSIDE DIRECTORS 1996 FORMULA STOCK OPTION PLAN:

  / / FOR                     / / AGAINST                     / / ABSTAIN

3. APPROVAL OF THE ADOPTION OF THE MAXICARE HEALTH PLANS, INC. SENIOR EXECUTIVES 1996 STOCK OPTION PLAN:

  / / FOR                     / / AGAINST                     / / ABSTAIN

4. DISCRETIONARY AUTHORITY: In their discretion, the proxies are authorized to vote with respect to all other matters which may properly come before the Meeting.
                  (Continued and to be SIGNED ON REVERSE SIDE)

  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE APPROVAL OF THE MAXICARE HEALTH PLANS, INC. OUTSIDE DIRECTORS 1996 FORMULA STOCK OPTION PLAN AND FOR THE APPROVAL OF THE MAXICARE HEALTH PLANS, INC. SENIOR EXECUTIVES 1996 STOCK OPTION PLAN.
  The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or either of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated June 28, 1996, and a copy of the Company's Annual Report for the year ended December 31, 1995.

                                              Dated ______________________, 1996

                                              __________________________, (L.S.)

                                              __________________________, (L.S.)
                                              Signature(s)

                                              NOTE: Your signature should appear
                                              the same as your name appears
                                              hereon. In signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, please indicate the
                                              capacity in which signing. When
                                              signing as joint tenants, all
                                              parties in the joint tenancy must
                                              sign. When a proxy is given by a
                                              corporation, it should be signed
                                              by an authorized officer and the
                                              corporate seal affixed. No
                                              additional postage is required if
                                              mailed within the United States.